December 31, 2000 Semi-Annual Report


Good companies

          make good investments.



     It was true yesterday.


                    It is true today.



It will be true tomorrow.



                                [logo] CITIZENS
                                       FUNDS(R)

                                                      [Photo of John L. Shields]
                                                            John L. Shields
                                                            President

Dear Shareholder:

In my nearly three decades in the financial services industry, I can remember only a couple of other periods when market activity was as consistently negative as that which we witnessed during the last four months of this year.

In retrospect, I suppose there was a certain inevitability to this outcome. The long bull run that began in 1982 had produced valuations with little previous precedent in market history - and little room for error. As earnings began to deteriorate, a correction became unavoidable - and correct the market did.

Our equity funds followed suit.

Despite these results, I continue to believe that we are in the midst of a long-term uptrend that is likely to reassert itself when excesses have been removed from the system and investor confidence has begun to reappear.

In the meantime, we at Citizens Funds will do what we have always done - scour the investment landscape for companies whose earnings growth is promising and whose risk profile, we believe, is sufficiently low as to justify our confidence in them.

That's how our investment process works. That's the commitment we make to our shareholders. We are certainly not going to change our practices just because the market is moving through a period of correction and consolidation.

An important fact about investing seems worth repeating here:

Over any 10-year period dating all the way back to the 1800s, investments in the stock market have outperformed government bonds and T-Bills at least 80% of the time. And over any 30-year period, the level of outperformance is virtually 100%. I don't see any reason to believe that track record is likely to be broken.

On the pages that follow, our portfolio managers provide additional market commentary relative to their portfolios.

Let me conclude with a few positive announcements:

We successfully introduced a new fund during the past year, our International Growth Fund. It is managed by the same talented team that runs our Global Equity Fund.

Also, I hope you'll check out our redesigned web site at www.citizensfunds.com. Among other features, you'll discover that you can view your account and total portfolio balances, account activity for up to a year and quarterly statements (coming later this year). You can also purchase, exchange and redeem shares online.

As I hope it's clear to you, we're doing everything we can at Citizens Funds to make investing with us as easy and rewarding as possible. Let me take this opportunity to once again thank you for the confidence you've shown in us.

My best:


/s/ John L. Shields

John L. Shields
President

Table of Contents

President's Letter   1

Managers' Comments   4

Schedule of Portfolio Investments   18

Statements of Assets and Liabilities   54

Statements of Operations   56

Statements of Changes in Net Assets   58

Financial Highlights   60

Notes to Financial Statements   69

                                                       [Photo of Sophia Collier]

                                                          Sophia Collier
                                                          Lead manager of
                                                          the Citizens Core
                                                          Growth Fund
                                                          management team
                                                          since its inception,
                                                          March 1995.


Managers' Comments -- Core Growth Fund

Objective: Long-term capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Index(SM), a market-weighted index of approximately 300 companies. The Results: Total return for the six- and twelve-month periods ended December 31, 2000, for the Standard Class shares was -20.07% and -20.75%, respectively. The Institutional Class shares returned -19.83% and -20.19% for the same time periods and the Administrative Class shares returned -19.88% for the six-months ended December 31, 2000. The S&P 500 Index ended the year with a six-month total return of -8.72% and a twelve-month return of -9.10%.

In the six-months ended December 31, 2000, the Citizens Core Growth Fund, Standard Class shares lost 20.07% in value. For the year 2000, the fund's Standard Class shares were down 20.75%. We were not alone in our poor performance: the S&P 500 Index lost 8.72% in the second half of 2000 and 9.10% for the year. 2000 was a bad year for the stock market and certainly mutual fund shareholders throughout America are questioning why their particular portfolio managers were not able to avoid the losses. In our case, I believe that our losses in 2000 were, in some sense, the inevitable "other side of the coin" of our very strong performance in prior years. In fact, 2000 was the first year since its inception in 1995 that the Citizens Core Growth Fund did not beat the S&P 500 Index. While it is little consolation to shareholders who invested in 2000, the average annual return of the fund's Standard Class shares since its inception (March 1995 through December 2000) is 20.52%. I believe this long-term record demonstrates the effectiveness of our investment strategy.

This strategy is very simple - it is to buy and hold high-quality companies for the long term. We have not sought to "market time" or make money by trading the portfolio, buying in and out of stocks based on short-term valuation. We believe that conducting deep analysis into companies, including our unique qualitative social research process, allows us to identify a well-diversified basket of great companies. By holding these companies we are positioning ourselves to benefit from the fundamental growth and success of these enterprises as they make good and useful products and serve customers well. The stock market may go up and down but as long as the companies are fundamentally strong, we believe they are worth holding.

Of course there will always be periods when this approach

                                          Managers' Comments -- Core Growth Fund

may be out of favor and 2000, especially the last six months of the year, was such a time. During the year, the market showed a preference for oil, aerospace, defense and tobacco companies. Since our research process excludes such companies from investment, we did not hold them and thus did not benefit from their positive performance in 2000. In our view, however, companies such as Exxon Mobil, Boeing and Phillip Morris, are not leading companies of the future and we believe their momentum will be short-lived.

At the same time, the fund was hurt by its overweighting in technology stocks as compared to the S&P 500. For the time period we held the securities, performance was impacted most by Lucent Technologies, down 70%, Microsoft Corp., down 63%, America Online Inc., down 54% and Dell Computer Corp., down 66%. Consistent with our buy and hold strategy, for the most part, we were disinclined to remove these companies from the Citizens Index, and in turn the fund, believing these companies continue to offer substantial long-term investment promise. There were some bright spots, too. Our results were helped by Emulex, up 134% for the period we held the stock, Medtronic, up 66%, Siebel Systems, up 61% and Merck, up 59%.

During 2000 we did make some changes to the portfolio as we do each year. We seek to maintain a list of what we believe are the best names within the industry and thus stay very close to the companies we hold through our research. Since our strategy is to buy and hold quality names, we need to winnow out companies whose fundamentals have deteriorated and replace them with newer companies with better prospects. This year we eliminated Xerox and Campbell Soup from the portfolio as two famous name examples of companies whose business strategies seem to have run out of steam. In their places we added Juniper Networks and Oracle Corp., newer companies that we believe have better prospects. Typically, our portfolio turnover is 20 - 30% a year.

As your portfolio manager and as a shareholder with a large personal investment in the Citizens Core Growth Fund, I am not pleased with the fund's performance in the year 2000. But, with a difficult year behind us, I believe we have a strategy that has served us well and is a good basis for continued long-term investment success.

[Photo of Richard Little]
Richard Little
Lead manager
of the Citizens
Emerging Growth
Fund management
team since its
inception,
February 1994.


Managers' Comments -- Emerging Growth Fund

Objective: Aggressive growth. The Ground Rules: During normal market conditions, invests primarily in the common stock of medium-sized companies whose market capitalizations are in the capitalization range of the S&P MidCap 400 Index. The
Results: Total return for the six- and twelve-month periods ended December 31, 2000, for the Standard Class shares was -19.43% and -0.64%, respectively. The Institutional Class shares returned -19.27% and -0.13% for the same time periods and the Administrative Class shares returned -19.37% for the six-months ended December 31, 2000. The S&P MidCap 400 Index ended the year with a six-month total return of 7.83% and a twelve-month total return of 17.51%.

Soaring fuel costs and the impact of six successive Federal Reserve rate increases slowed the economy in the fall of 2000. The fall off in consumer and business confidence led to a sharp downturn in demand for products and services, which in turn impacted corporate earnings. As numerous companies warned of earnings shortfalls, stock prices fell sharply in the last six months of 2000. For example, the S&P 500 Index fell 8.72% for the period, the Nasdaq dropped 37.65%, the Russell MidCap Growth Index was down 21.31% and the Russell 2000 Growth Index declined 23.37%.

The Citizens Emerging Growth Fund, Standard Class shares fell 19.43% for the six-months ended December 31, 2000. For the year 2000, the Standard Class shares returned -0.64%.

A key differential of performance in the second half of 2000 was investment style. "Growth" approaches, such as our own, suffered as stock valuations collapsed. "Value" approaches performed well, as investors rushed to the perceived safety and "cheapness" of utility, insurance, tobacco and other traditionally low valuation stocks.

The downdraft in growth sectors during the last six months of 2000 was so severe that it eradicated the advantage growth held over value earlier in the year. The Russell MidCap Growth Index fell 11.75% for the full year, while the Russell MidCap Value Index rose 19.18%. The Citizens Emerging Growth Fund could not resist the shift in market sentiment away from growth. The fund also underperformed its benchmark index, the S&P MidCap 400, which was up 17.51% for the year and up 7.83% for the six-months ended December 31, 2000.

                                      Managers' Comments -- Emerging Growth Fund

Technology exposure accounted for almost all the portfolio's underperformance for the six-month period ending December 31, 2000. Excluding technology, the portfolio's return was approximately 6%. The portfolio was overweighted in technology versus the S&P 400 Index (43% vs. 23%). The portfolio was also overweighted in communication services, which generally performed poorly in the last half of 2000. Our major portfolio sector underweights versus the S&P 400 Index were utilities and energy, two sectors with relatively favorable performance during this period.

Even as the shift away from growth companies occurred, the Citizens Emerging Growth Fund stuck to its knitting. We reduced our technology weighting in March 2000 in response to overvaluation. We increased our exposure to sectors with more compelling valuations such as financials, and held more cash than usual at times. But we remained focused on growth situations.

We are committed to finding growth companies with accelerating earnings power. At times, market sentiment will shift away from our style of investing, but we will not attempt to mimic every change in market mood. Over time, a steady discipline leads to superior results. As evidence of this, the Citizens Emerging Growth Fund, Standard Class shares has outperformed the S&P MidCap 400 Index for the three-year, five-year and since the inception of the fund, for the periods ended December 31, 2000.

The bright spots in the portfolio were financial, health care and certain consumer stocks. Universal Health Services, owner and manager of acute care and mental health hospitals, was the top contributor in the portfolio for the six months ending December 31, 2000. The stock rose 63% from July 18, our purchase date, through year-end. Capital One Financial, a provider of credit cards, was also a strong contributor, up 48% for the six-month period. Dynegy Inc., provider of energy products and services in North America and the U.K., gained 65% for the six-month period. Expanding margins in trading and marketing helped to drive earnings. Brinker International, a restaurant company, rose 33% and

Managers' Comments -- Emerging Growth Fund

Hershey Foods rose 40% for the period we held the stocks. The worst performers in the portfolio were technology stocks. Among our weakest holdings were LSI Logic, down 37%, and Fairchild Semiconductor, down 64% for the six-month period.

In 2001, we expect continued market volatility as the overriding fear of recession remains a focus. This could translate into generalized investor risk aversion for some time. History suggests, however, that Federal Reserve easing generally has successfully stimulated the economy, and we believe that 2001 will follow suit. We will continue to own a portfolio of stocks hand picked for earnings acceleration and surprise. When investor focus returns to individual stock selection, we believe our fund will be well positioned.

                                                       [Photo of Sophia Collier]
                                                            Sophia Collier
                                                            Lead manager
                                                            of the Citizens
                                                            Small Cap Core
                                                            Growth Fund
                                                            management
                                                            team since its
                                                            inception,
                                                            December 1999.

                                Managers' Comments -- Small Cap Core Growth Fund

Objective: Capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Small Cap Index(SM), a market-weighted index of approximately 300 companies. The Results: Total return for Standard Class shares for the six-months ended December 31, 2000, was -16.42% and for the period January 3, 2000, the date the fund began investing in accordance with its investment objective, through December 31, 2000, the Standard Class shares returned -6.13%. The S&P SmallCap 600 Index returned 4.60% and 11.80% for the same time periods.

For the six-months ended December 31, 2000, the Citizens Small Cap Core Growth Fund, Standard Class shares returned -16.42%, in comparison to 4.60% returned by the S&P SmallCap 600 Index. For the period January 3, 2000, the date the fund began investing in accordance with its investment objective, through December 31, 2000, the Citizens Small Cap Core Growth Fund returned -6.13%, in comparison to 11.80% returned by the S&P SmallCap 600 Index.

The Citizens Small Cap Core Growth Fund was created with the goal to harvest the long-term total return available in the growing universe of small and promising companies, which we believe to be the drivers of the contemporary economic paradigm. The fund began its life in a rather unusual year for the stock market as a whole. The year 2000 was marked by a degree of volatility and speculative excesses rarely experienced before. The market's Internet fever in the first quarter gave way to concerns about rising interest rates and high valuations in the second quarter, forming a downward market spiral. The decline was exacerbated in the third and fourth quarters, as new evidence of a genuine economic slowdown percolated through the markets. The most volatile sector was technology, commonly represented by the Nasdaq 100 Index, which was up 28.65% near the end of March, at the height of the dot-com euphoria, only to decline 50.35% since March, finishing down 36.12% for the year.

The results of the small company indices were mixed. The S&P SmallCap 600 Index reported a gain of 11.80% while the Russell 2000 Index lost 3.02% for the year ended December 31, 2000. Within the small-cap universe there was a disparity between value and growth investment styles. For

Managers' Comments -- Small Cap Core Growth Fund

example, the Russell 2000 Growth Index declined 22.43%, while the S&P 600 Barra Growth Index returned 0.57%. On the other hand, the Russell 2000 Value Index went up 22.83%, and the S&P 600 Barra Value Index increased 20.87%.

The fund's overall growth style was not favored this year as investors shifted to "value" stocks, perceived as safer and cheaper in the current volatile market, greatly contributing to the fund's inferior performance. In particular, the fund's negative performance in comparison to its benchmark, the S&P SmallCap 600 Index, is attributable to the fund's overweighting in the technology sector which experienced a significant decline this year. The hardest hit were computer software and services, broadcasting and communications equipment industry sectors with companies like Electronics for Imaging, down 65%, Symantec, down 41% and Pinnacle Holdings, down 64% during the period we held the securities. While we realize that the fast growing economic sectors like technology and telecommunications may sometimes exhibit significant volatility and even temporarily fall out of favor, it is important to note that they are the likely catalyst of future growth and that investing in stocks with growth characteristics and innovative technologies and business methods has fundamental long-term merit.

On the other hand, we have also benefited from the recent volatility. Unlike the Citizens Core Growth Fund, a large-cap fund that can hold good companies indefinitely, companies are evaluated for removal from the Citizens Small Cap Core Growth Fund once they reach a mid-cap size. Because of this policy, many companies like Power One Inc., up 437% for the period we held the stock, Transwitch Corp., up 94% and Semtech Corp., up 105% were sold near their peak, before the ensuing growth-stock downdraft. During the gut-wrenching sell-off, new positions were added to the fund, as their capitalizations were shrinking in size. Examples of these companies are Powerwave Technologies, up 90% for the period we held the stock, Abercrombie & Fitch, up 127%, and National Discount Broker, up 102%. Other top performers such as Express Scripts Inc., up 60%, Acxiom, up 62%, and Professional Detailing, up 119%, also contributed during this period.

                                Managers' Comments -- Small Cap Core Growth Fund

As you can see, we remained strong believers in our stocks through this period of uncertainty, and focused on the long-term outlook, instead of fretting about the short-term picture. In fact, we believe the fundamentals for investment in small capitalization companies are quite compelling. Business innovation is essential in the world of intense global competition. Even in service industries, which tend to be purely domestic, greater efficiency is very much in demand. And often, smaller companies are prone to be more innovative and efficiency-driven than their larger counterparts. Similarly, we remain optimistic about the long-term prospects for the U.S. economy. The Federal Reserve (Fed) is entering an easing interest rate cycle in order to reduce the possibility of an economic slowdown. The liquidity which the Fed is injecting into the banking system tends to improve the financing outlook for smaller companies which are typically more dependent on funds borrowed from banks and other financial intermediaries. Finally the valuations of many small capitalization stocks appear attractive, in comparison to both their historical averages and to the current valuations of many large companies.

In short, we expect a more constructive market environment in 2001, and we anticipate that investors will ultimately recognize the long-term value of the small-cap universe. In designing the fund, we have been impressed with the breadth of truly remarkable businesses and their great operating records. Today, we are even more impressed with their low valuations - a confluence often richly rewarding for a patient long-term investor and the reason for our continued optimism going forward.

                                                       [Photo of Lilia Clemente]
                                                          Lilia Clemente
                                                          Lead manager of
                                                          the Citizens Global
                                                          Equity Fund
                                                          management team
                                                          since its inception,
                                                          February 1994.

Managers' Comments -- Global Equity Fund

Objective: Capital Appreciation. The Ground Rules: Invests primarily in common stocks of both domestic and foreign companies with a plan to allocate more than half the assets to foreign markets and in most circumstances in a minimum of three countries, including the United States. To reduce risk, the fund cannot invest more than 25% in emerging markets. The Results: Total return for the six- and twelve-month periods ended December 31, 2000, for the Standard Class shares was -17.14% and -19.37%, respectively. The Institutional Class shares returned -16.96% and -19.01% for the same time periods and the Administrative Class shares returned -17.02% for the six-months ended December 31, 2000. The Financial Times World Index ended the year with a six-month total return of -9.01% and a twelve-month total return of -11.08%.

The year 2000 may well be remembered by investors as "Revenge of the Old Economy". Higher energy prices, tightening monetary policies and the swooning technology sector triggered a major worldwide rotation out of new economy and growth sectors into value stocks and more defensive areas such as insurance, health care, utilities and beverage stocks.

Virtually no region was left unscathed and much of the damage occurred in the second half of the year. In the U.S., the S&P 500 Index fell 8.72% for the last six months of 2000 and dropped 9.10% for the year. Europe had a similar experience as the MSCI Europe Index was down 6.15% and 8.39% for the six- and twelve-month periods ended December 31, 2000. Tech, media and telecom stocks turned out to be Europe's biggest losers, with telecom stocks tumbling 39% from their March peak. Japan turned in a dismal performance with the market, as measured by the Nikkei Index, down 35% for the year. Even as the Japanese economy improved, corporate bankruptcies continued at a record pace and financial conditions remained the main risk.

The Citizens Global Equity Fund struggled in this environment with its Standard Class shares declining 17.14% for the last six months of 2000, versus a 9.01% decline for the benchmark Financial Times World Index. For the year, the fund's Standard Class shares were down 19.37% compared to an 11.08% decline for the benchmark. The fund's performance was hurt by the weakness in the euro, rising oil prices and the sharp sell-off in the technology and telecommunications sectors, where the portfolio is overweighted compared to the broader market.

                                                           [Photo of Sevgi Ipek]
                                                             Sevgi Ipek
                                                             Portfolio manager
                                                             of the Citizens
                                                             Global Equity
                                                             Fund since
                                                             February 1995.

                                        Managers' Comments -- Global Equity Fund

Furthermore, the fund's underrepresentation in comparison to the benchmark index in oil and oil services, utilities and healthcare -- sectors with relatively good performance -- was also detrimental to the fund's returns. Our social screens preclude investment in many companies in these industries.

For the year, our top-performing stocks were Denmark's Vestas Wind Systems A/S, up 137% and in the U.S., Medtronic Inc., up 66%, Mellon Financial, up 54%, Elan plc, up 26% and El Paso Energy, up 34%. Top performers for the six-month period ended December 31, 2000, included El Paso Energy, up 42%, Mellon Financial, up 36% and Merck, up 23%. Our biggest disappointments were mainly in Japan and in the telecommunication services sector: Sony Corp. and NTT DoCoMo both declined by over 44%.

Going forward, we are confident our long-term approach of seeking out companies best positioned for the future will serve us well this year. We expect the market to shift away from the defensive sectors -- many of which are screened out of our portfolio -- back into the growth sectors which we believe hold the most significant long-term potential. In Europe, the inexpensive currency is providing some support, and in Japan an extended weak economy has left plenty of pent up demand. Thus, the U.S. has the most reason to take corrective action, and we expect the Federal Reserve to lead a global monetary easing over the next year. Indeed, it is this factor that we believe will provide the cushion preventing global growth from slowing too much in the months ahead.

[Photo of Susan Kelly]
Susan Kelly
Lead manager of
the Citizens Income
Fund management
team since
December 2000.

Managers' Comments -- Income Fund

Objective: Generate current income and pay a dividend each month. The Ground
Rules: Normally invests in high quality, investment grade securities but as much as 35% of the fund's assets may be invested in non-investment grade securities. The Results: Total return for the six- and twelve-month periods ended December 31, 2000, for the Standard Class shares was 4.23% and 7.22%, respectively. The Lehman Brothers U.S. Aggregate Index ended the year with a six-month total return of 7.35% and a twelve-month return of 11.63%.

The Citizens Income Fund, Standard Class shares lagged the broad market in the six-months ended December 31, 2000, as the fund returned 4.23% compared to a 7.35% increase for the benchmark index, the Lehman Brothers U.S. Aggregate. For the full year 2000, the fund rose 7.22%, underperforming the benchmark's 11.63% return.

As your portfolio manager and an investor in the fund, I am never pleased to report that the fund did not keep pace with market gains. So first, let me stress that I believe we are entering a period that will be far more favorable to bond funds in general and our style in particular. We expect a successful easing cycle by the Federal Reserve (Fed), namely one in which it engineers a soft landing for the economy. This macro scenario should bode extremely well for corporate bond valuations, and yield spreads to Treasuries should narrow significantly. The fund continues to receive a high and stable income stream and is well positioned to benefit from a revaluation of the corporate bond sector. Compared to its benchmark index, the Citizens Income Fund is overweighted in corporate bonds, partly the result of our social screening policy which precludes investment in Treasury issues. Thus, with careful security selection, we stand to benefit disproportionately from gains in the corporate sector. Of course, we also have greater exposure to the extent that the corporate sector underperforms.

This brings me back to the matter of the fund's underperformance. We faced an unusual situation in the late months of 2000. Issuance of Treasury securities declined as the budget surplus reduced the U.S. government's need for

                                               Managers' Comments -- Income Fund


funding. With the reduced supply, Treasury securities prices were bid up. In addition, by the end of November the bond market was heavily discounting an easing of monetary policy by the Fed with shorter term yields dropping significantly below the federal funds rate.

The decline in Treasury yields and the corresponding price appreciation of Treasury securities was not matched by higher income generating instruments such as corporate bonds. Investors were increasingly concerned that a slowing U.S. economy would have a severe impact on corporate credit quality. Low yielding Treasuries were preferred over corporates with the high yield sector particularly hard hit. The fund's underperformance was primarily driven by our non-participation in the appreciation of Treasury securities and our overweighting in high yield corporate bonds in comparison to our benchmark index. Issue selection, duration exposure and trading aided returns during the last six and twelve months while the sector allocation decision detracted from returns.

We did make some changes in the portfolio in December, resulting in an increase in investment grade corporate bonds. Among the names added were Citigroup, Safeway, American General and Whitman Corp. We believe these moves have already benefited the fund as its one-month return in December of 1.95% edged out the 1.86% gain of the benchmark index.

                                                          [Photo of Susan Kelly]
                                                              Susan Kelly
                                                              Lead manager
                                                              of the Citizens
                                                              Money Market
                                                              Fund management
                                                              team since
                                                              March 2000.

Managers' Comments -- Money Market Fund

Objective: Current income consistent with safety and liquidity. The Ground
Rules: Invests in liquid short-term money market instruments, while maintaining an average dollar weighted maturity of 90 days or less. The Results: Total return for the six- and twelve-month periods ended December 31, 2000, for the Standard Class shares was 2.92% and 5.47%, respectively. The Institutional Class shares returned 3.03% and 5.75% for the same time periods.

For the six-month period ended December 31, 2000, the Citizens Money Market Fund, Standard Class shares returned 2.92%, up from the 2.48% return of the first six months of 2000, reflecting the higher interest rate environment and the fact that our portfolio strategy included investment in slightly longer maturities: as of December 31, 2000, the fund's weighted average maturity was 45 days, up from 30 days at mid-year. For the twelve-months ended December 31, 2000, the Citizens Money Market Fund, Standard Class shares returned 5.47%. Restrictive monetary policy was the on-going theme of the first half of 2000 followed by a wait-and-see attitude on the part of the Federal Reserve in the second half.

With the economy continuing to forge ahead at a 5% growth rate and with signs that inflationary pressures were building, the Fed raised interest rates in three steps for a total of 100 basis points by mid-year. Their objective was to cool off what they viewed as a potentially overheated situation.

It seems they succeeded. By year-end, the Fed had changed its stance from an inflationary to a recessionary bias. This extreme turnaround in sentiment occurred for a number of reasons. One, announcements of third quarter corporate earnings were anything but stellar. Many companies failed to meet Wall Street's expectations as earnings were squeezed by rising costs. Two, energy prices started to climb in the second half of the year and continue to remain high. One result of these high-energy costs is the current crisis in California, which threatens to bankrupt a few electric utilities in the state. Three, credit conditions have tightened, making it harder for companies to get cash on demand. This has occurred partly because of the rise in non-performing bank loans this year.

                                         Managers' Comments -- Money Market Fund

Consequently, the Fed realized the economy had slowed a bit more than they had projected and lowered rates at the beginning of 2001.

It is our belief that the Fed will continue to lower rates by at least 100 basis points this year, which will get us back to where we started in 2000. If the economy continues to exhibit weakness, the Fed may lower rates even further in the second half of the year. Going forward, we plan on keeping a close watch on changes in interest rates and the economy. Given the easing monetary policy, our strategy will be to have a neutral market stance and to keep an eye on upcoming Fed meetings. We will assess the money market curve and continue to target maturities where we find the most value. Our goal, as always, is to provide safety, liquidity and yield to our shareholders.

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Core Growth Fund


Shares              Security Description                              Value
---------------------------------------------------------------------------
Common Stocks 100.40%

Air Freight 0.20%
     35,060         FedEx Corp. (b)                          $    1,400,998

Airlines 0.30%
     62,537         Southwest Airlines Co.                        2,096,866

Auto Parts & Equipment 0.13%
      9,400         Cooper Tire & Rubber Co.                         99,875
     11,000         Johnson Controls, Inc.                          572,000
      7,700         Snap-On, Inc.                                   214,638
                                                             --------------
                                                                    886,513

Banks 5.27%
     47,000         AmSouth Bancorp.                                716,750
     91,800         Bank of New York Company, Inc.                5,066,212
     48,900         BB&T Corp.                                    1,824,581
     19,050         Comerica, Inc.                                1,131,094
     57,250         Fifth Third Bancorp                           3,420,687
    118,138         Firstar Corp.                                 2,746,709
     52,300         KeyCorp                                       1,464,400
     12,000         M & T Bank Corp.                                816,000
     13,200         Marshall & Ilsley Corp.                         670,956
     60,000         Mellon Financial Corp.                        2,951,250
     75,700         National City Corp.                           2,176,375
     27,000         Northern Trust Corp.                          2,202,188
     27,300         Regions Financial Corp.                         745,631
     20,100         State Street Corp.                            2,496,621
     36,300         Suntrust Banks, Inc.                          2,286,900
     35,000         Synovus Financial Corp.                         942,813
     92,800         U.S. Bancorp                                  2,708,600
     25,700         Wachovia Corp.                                1,493,813
     11,000         Zions Bancorp                                   686,813
                                                             --------------
                                                                 36,548,393

Biotechnology 2.63%
    128,200         Amgen, Inc. (b)                               8,196,787
     26,400         Applera Corp. - Applied Biosystems Group (b)  2,483,249
      7,000         Applera Corp. - Celera Genomics Group (b)       251,563
     18,700         Biogen, Inc. (b)                              1,123,169
      8,000         Celgene Corp. (b)                               260,000
     23,300         Chiron Corp. (b)                              1,036,850
     12,000         Genzyme Corp. (b)                             1,079,250
     15,000         Human Genome Sciences, Inc. (b)               1,039,688
      8,000         ImClone Systems, Inc. (b)                       352,000
      8,000         Incyte Genomics, Inc. (b)                       199,000





18               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Biotechnology (cont'd)
      6,000         Invitrogen Corp. (b)                     $      518,250
     26,000         MedImmune, Inc. (b)                           1,239,875
      5,000         Protein Design Labs, Inc.                       434,375
                                                             --------------
                                                                 18,214,056

Broadcasting 2.27%
     21,300         American Tower Corp. (b)                        806,738
     72,138         Clear Channel Communications, Inc. (b)        3,494,184
    111,700         Comcast Corp. (b)                             4,663,475
     70,900         Cox Communications, Inc. (b)                  3,301,281
     24,450         Crown Castle International Corp.                661,678
     13,000         Hispanic Broadcasting Corp. (b)                 331,500
     48,000         Infinity Broadcasting Corp. (b)               1,341,000
     10,000         UnitedGlobalCom, Inc. (b)                       136,250
     25,200         Univision Communications, Inc. (b)            1,031,625
                                                             --------------
                                                                 15,767,731

Building Materials 0.21%
     55,400         Masco Corp.                                   1,423,088

Chemicals 0.39%
     28,500         Air Products & Chemical, Inc.                 1,168,500
     15,550         Engelhard Corp.                                 316,831
     19,400         Praxair, Inc.                                   860,875
      9,500         Sigma-Aldrich Corp.                             373,469
                                                             --------------
                                                                  2,719,675

Communications Equipment 8.35%
     95,600         ADC Telecommunications, Inc. (b)              1,732,750
    891,900         Cisco Systems, Inc. (b)                      34,115,174
     20,000         Comverse Technology, Inc. (b)                 2,172,500
     42,000         Corvis Corp. (b)                              1,000,125
     14,000         Extreme Networks, Inc. (b)                      547,750
     15,000         Foundry Networks, Inc. (b)                      225,000
      7,000         Harmonic, Inc. (b)                               39,813
     39,000         Juniper Networks, Inc. (b)                    4,916,438
      9,000         Polycom, Inc. (b)                               289,688
      8,000         Powerwave Technologies, Inc. (b)                468,000
     92,600         Qualcomm, Inc. (b)                            7,610,562
     20,000         Scientific-Atlanta, Inc.                        651,250
     34,000         Sycamore Networks, Inc. (b)                   1,266,500
     50,600         Tellabs, Inc. (b)                             2,858,900
                                                             --------------
                                                                 57,894,450



                See Accompanying Notes to Financial Statements                19

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Computers 19.52%
     43,850         3Com Corp. (b)                           $      372,725
      7,000         Actuate Corp. (b)                               133,875
     30,200         Adobe Systems, Inc.                           1,757,263
     13,000         Akamai Technologies, Inc. (b)                   273,813
    289,800         America Online, Inc. (b)                     10,085,039
     40,200         Apple Computer, Inc. (b)                        597,975
     30,700         BMC Software, Inc. (b)                          429,800
     34,000         Broadvision, Inc. (b)                           401,625
     27,000         Brocade Communications Systems, Inc. (b)      2,478,938
      5,000         Cacheflow, Inc. (b)                              85,313
     30,300         Cadence Design Systems, Inc. (b)                833,250
     23,000         Citrix Systems, Inc. (b)                        517,500
    210,885         Compaq Computer Corp.                         3,173,819
     72,212         Computer Associates International, Inc.       1,408,134
     46,000         Compuware Corp. (b)                             287,500
    320,100         Dell Computer Corp. (b)                       5,581,744
    271,400         EMC Corp.                                    18,048,099
      9,000         Emulex Corp. (b)                                719,438
     40,000         Gateway, Inc. (b)                               719,600
      1,000         Handspring, Inc. (b)                             38,938
      5,000         Henry (Jack) & Associates, Inc.                 310,625
    245,000         Hewlett-Packard Co.                           7,732,812
     14,000         Inktomi Corp. (b)                               250,250
      5,000         Internet Security, Inc. (b)                     392,188
     25,600         Intuit, Inc. (b)                              1,009,600
     14,000         J.D. Edwards & Co. (b)                          249,375
     15,300         Lexmark International Group, Inc. (b)           677,981
      7,000         Macromedia, Inc. (b)                            425,250
      4,000         McDATA Corp. (b)                                219,000
    660,800         Microsoft Corp. (b)                          28,662,199
     17,274         Network Associates, Inc. (b)                     72,335
      8,000         NVIDIA Corp. (b)                                262,125
    693,000         Oracle Corp. (b)                             20,140,312
     70,521         Palm, Inc. (b)                                1,996,626
     35,200         Peoplesoft, Inc. (b)                          1,309,000
     19,000         Quantum Corp. (b)                               252,938
     23,000         Rational Software Corp. (b)                     895,563
     18,000         Redback Networks, Inc. (b)                      738,000
      5,000         RSA Security, Inc. (b)                          264,375
     52,800         Siebel Systems, Inc. (b)                      3,570,600
     22,800         Silicon Graphics, Inc. (b)                       91,200
    399,000         Sun Microsystems, Inc. (b)                   11,122,124
      8,400         Synopsys, Inc. (b)                              398,475
     48,025         Veritas Software Corp. (b)                    4,202,188
     69,000         Yahoo, Inc. (b)                               2,081,861
                                                             --------------
                                                                135,271,390



20               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Consumer Finance 1.36%
     24,000         Capital One Financial Corp.              $    1,579,500
     14,100         Countrywide Credit Industries, Inc.             708,525
     58,800         Household International, Inc.                 3,234,000
    105,312         MBNA Corp.                                    3,889,962
                                                             --------------
                                                                  9,411,987

Consumer Products 0.01%
      7,800         American Greetings Corp.                         73,613

Distribution 0.44%
     11,200         Avnet, Inc.                                     240,800
      9,000         Ingram Micro, Inc. (b)                          101,250
     16,300         SUPERVALU, Inc.                                 226,163
     83,200         Sysco Corp.                                   2,496,000
                                                             --------------
                                                                  3,064,213

Electrical Equipment 1.11%
     24,700         American Power Conversion Corp. (b)             305,663
     22,000         AVX Corp.                                       360,250
     24,450         Molex, Inc.                                     867,975
      9,000         Power-One, Inc. (b)                             353,813
     19,000         Sanmina Corp. (b)                             1,455,875
     18,000         SCI Systems, Inc. (b)                           474,750
     78,600         Solectron Corp. (b)                           2,664,539
      4,397         SPX Corp. (b)                                   475,700
     17,875         Symbol Technologies, Inc.                       643,500
      7,700         Thomas & Betts Corp.                            124,644
                                                             --------------
                                                                  7,726,709

Electronics 11.18%
     38,800         Advanced Micro Devices, Inc. (b)                535,925
     56,582         Agilent Technologies, Inc. (b)                3,097,864
     49,400         Altera Corp. (b)                              1,299,838
    100,000         Applied Materials, Inc. (b)                   3,818,749
     36,000         Applied Micro Circuits Corp. (b)              2,701,687
     58,000         Atmel Corp. (b)                                 674,250
      8,000         Avanex Corp. (b)                                476,500
     29,400         Broadcom Corp. (b)                            2,469,600
     28,000         Conexant Systems, Inc. (b)                      430,500
     10,000         Fairchild Semiconductor International,
                    Inc. (b)                                        144,375
      9,000         Globespan, Inc. (b)                             247,500
    833,200         Intel Corp.                                  25,048,074
     24,000         Jabil Circuit, Inc. (b)                         609,000
    119,000         JDS Uniphase Corp. (b)                        4,960,812
     23,400         KLA-Tencor Corp. (b)                            788,288
     39,000         Linear Technology Corp.                       1,803,750
     38,600         LSI Logic Corp. (b)                             659,674




                 See Accompanying Notes to Financial Statements               21

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Electronics (cont'd)
     35,000         Maxim Integrated Products, Inc. (b)      $    1,673,438
     11,000         Micrel, Inc. (b)                                370,563
     15,000         Microchip Technology, Inc. (b)                  329,063
     70,200         Micron Technology, Inc.                       2,492,099
     22,000         National Semiconductor Corp. (b)                442,750
      1,000         New Focus, Inc. (b)                              34,750
     16,000         Novellus Systems, Inc. (b)                      575,000
     19,000         Oplink Communications, Inc. (b)                 340,813
     20,000         PMC-Sierra, Inc. (b)                          1,572,500
     11,000         QLogic Corp. (b)                                847,000
     12,000         Rambus, Inc. (b)                                433,500
     20,200         RF Micro Devices, Inc. (b)                      554,238
      8,000         Sandisk Corp. (b)                               222,000
     11,000         SDL, Inc. (b)                                 1,630,063
     11,500         Tektronix, Inc.                                 387,406
     22,000         Teradyne, Inc. (b)                              819,500
    213,900         Texas Instruments, Inc.                      10,133,512
     10,000         Transwitch Corp., Inc. (b)                      391,250
     22,000         Vitesse Semiconductor Corp. (b)               1,216,875
     16,000         Waters Corp. (b)                              1,336,000
     40,400         Xilinx, Inc. (b)                              1,863,450
                                                             --------------
                                                                 77,432,156

Energy & Utilities 1.37%
     56,400         AES Corp. (b)                                 3,123,150
     35,000         Calpine Corp. (b)                             1,577,188
     40,000         Dynegy, Inc.                                  2,242,500
     28,600         El Paso Energy Corp.                          2,048,475
     71,429         Energia Global International Limited,
                    Series A, Conv. Pfd. (b) (c)                    308,573
      4,500         Idacorp, Inc.                                   220,781
     40,000         Vulcan Power Company, Class A (b) (c)                 0
                                                             --------------
                                                                  9,520,667

Entertainment 2.54%
     15,000         CNET Networks, Inc. (b)                         239,766
    164,700         Time Warner, Inc.                             8,603,928
    187,600         Viacom, Inc. (b)                              8,770,300
                                                             --------------
                                                                 17,613,994

Financial - Diversified 8.51%
    164,700         American Express Co.                          9,048,206
    623,000         Citigroup, Inc.                              31,811,937
    124,700         Fannie Mae                                   10,817,725
     86,000         Freddie Mac                                   5,923,250
     20,000         USA Education, Inc.                           1,360,000
                                                             --------------
                                                                 58,961,118




22               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Foods 0.90%
     43,300         H.J. Heinz Co.                           $    2,054,044
     16,700         Hershey Foods Corp.                           1,075,063
     50,200         Kellogg Co.                                   1,317,750
      8,550         McCormick & Co., Inc.                           308,334
      4,387         Tootsie Roll Industries, Inc.                   202,076
     13,600         Wm. Wrigley Jr. Co.                           1,303,050
                                                             --------------
                                                                  6,260,317

Hardware & Tools 0.05%
     10,400         The Stanley Works                               324,350

Health Care 8.31%
      4,000         Albany Molecular Research, Inc. (b)             246,500
     28,600         Alza Corp. (b)                                1,215,500
     13,000         Apogent Technologies, Inc. (b)                  266,500
     21,650         Biomet, Inc.                                    859,234
     38,300         Guidant Corp. (b)                             2,065,806
     67,000         Immunex Corp. (b)                             2,721,875
      4,100         Invacare Corp.                                  140,425
     21,000         King Pharmaceuticals, Inc. (b)                1,085,438
    148,338         Medtronic, Inc.                               8,955,907
    286,000         Merck & Co., Inc.                            26,776,749
     15,200         Mylan Laboratories, Inc.                        382,850
    181,500         Schering-Plough Corp.                        10,300,124
     10,500         St. Jude Medical, Inc. (b)                      645,094
      4,500         Trigon Healthcare, Inc. (b)                     350,162
     13,100         Watson Pharmaceuticals, Inc. (b)                670,556
      7,900         WellPoint Health Networks, Inc. (b)             910,475
                                                             --------------
                                                                 57,593,195

Home Building 0.10%
      7,100         Centex Corp.                                    266,694
     17,000         Clayton Homes, Inc.                             195,500
      5,300         Pulte Corp.                                     223,594
                                                             --------------
                                                                    685,788

Household Furniture & Appliances 0.05%
      9,900         Maytag Corp.                                    319,894

Housewares 0.11%
     33,056         Newell Rubbermaid, Inc.                         752,024

Insurance 1.26%
     31,486         American General Corp.                        2,566,108
     31,400         AON Corp.                                     1,075,450
     13,150         Jefferson-Pilot Corp.                           982,963
     12,600         MBIA, Inc.                                      933,975



                 See Accompanying Notes to Financial Statements               23

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Insurance (cont'd)
     13,600         MGIC Investment Corp.                    $      917,150
     27,144         St. Paul Companies, Inc.                      1,474,259
     30,100         UnumProvident Corp.                             808,938
                                                             --------------
                                                                  8,758,843

Investment Banking & Brokerage 1.41%
      9,950         A.G. Edwards, Inc.                              472,003
     20,000         Ameritrade Holding Corp. (b)                    140,000
    170,925         Charles Schwab Corp.                          4,849,996
     37,400         E*TRADE Group, Inc. (b)                         275,825
     17,000         Goldman Sachs Group, Inc.                     1,817,938
     15,000         Knight Trading Group, Inc. (b)                  209,063
     30,000         Lehman Brothers Holdings, Inc.                2,028,750
                                                             --------------
                                                                  9,793,575

Leisure 0.27%
      8,800         Callaway Golf Co.                               163,900
     37,800         Harley-Davidson, Inc.                         1,502,550
     22,150         Hasbro, Inc.                                    235,344
                                                             --------------
                                                                  1,901,794

Machinery 0.20%
     28,800         Deere & Co.                                   1,319,400
      2,000         Tecumseh Products Co.                            83,875
                                                             --------------
                                                                  1,403,275

Manufacturing 0.72%
     13,600         Avery Dennison Corp.                            746,300
     18,000         Danaher Corp.                                 1,230,750
     37,000         Illinois Tool Works                           2,203,813
      5,700         Millipore Corp.                                 359,100
      5,200         National Service Industries, Inc.               133,575
     10,500         Sealed Air Corp. (b)                            320,250
                                                             --------------
                                                                  4,993,788

Office Equipment & Supplies 0.19%
      9,200         Herman Miller, Inc.                             264,500
     31,000         Pitney Bowes, Inc.                            1,026,875
                                                             --------------
                                                                  1,291,375

Personal Care 0.21%
     29,900         Avon Products, Inc.                           1,431,463




24               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Publishing 0.53%
     10,400         Dow Jones & Co., Inc.                    $      588,900
     24,000         McGraw-Hill Companies, Inc.                   1,407,000
     20,400         New York Times Co.                              817,275
      1,400         Washington Post Co.                             863,625
                                                             --------------
                                                                  3,676,800

Real Estate Investment & Management 0.03%
      8,800         Rouse Co.                                       224,400

Restaurants 0.25%
      8,000         Brinker International, Inc. (b)                 338,000
     15,200         Darden Restaurants, Inc.                        347,700
     23,400         Starbucks Corp. (b)                           1,035,450
                                                             --------------
                                                                  1,721,150

Retail 6.34%
     16,000         AutoZone, Inc.                                  456,000
     35,000         Bed Bath & Beyond, Inc. (b)                     783,125
     25,300         Best Buy & Co., Inc. (b)                        747,931
     55,400         Costco Wholesale Corp. (b)                    2,212,538
     48,600         CVS Corp.                                     2,912,963
     40,596         Dollar General Corp.                            766,250
    105,237         The Gap, Inc.                                 2,683,544
    287,100         Home Depot, Inc.                             13,116,880
     61,000         Intimate Brands, Inc.                           915,000
    101,500         Kroger Co. (b)                                2,746,844
      6,200         Liz Claiborne, Inc.                             258,075
     47,400         Lowe's Companies, Inc.                        2,109,300
     37,050         May Department Stores Co.                     1,213,388
     16,000         Nordstrom, Inc.                                 291,000
     23,400         RadioShack Corp.                              1,001,813
     62,000         Safeway, Inc. (b)                             3,874,999
     56,500         Staples, Inc. (b)                               667,406
      8,000         Talbots, Inc.                                   365,000
     18,000         Tiffany & Co.                                   569,250
     35,100         The TJX Companies, Inc.                         974,025
    125,900         Walgreen Co.                                  5,264,193
                                                             --------------
                                                                 43,929,524

Savings & Loan Companies 0.80%
     25,633         Charter One Financial, Inc.                     740,153
     19,200         Golden West Financial Corp.                   1,296,000
     66,434         Washington Mutual, Inc.                       3,525,153
                                                             --------------
                                                                  5,561,306


                 See Accompanying Notes to Financial Statements               25

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Services 2.88%
      9,000         Apollo Group, Inc. (b)                   $      442,688
     77,700         Automatic Data Processing, Inc.               4,919,380
     90,543         Cendant Corp. (b)                               871,476
     27,000         Concord EFS, Inc. (b)                         1,186,313
     19,000         Convergys Corp. (b)                             860,938
      8,700         DeVry, Inc. (b)                                 328,425
     15,000         DST Systems, Inc. (b)                         1,005,000
     33,000         eBay, Inc. (b)                                1,089,000
     10,900         H & R Block, Inc.                               450,988
     36,800         IMS Health, Inc.                                993,600
     38,000         Interpublic Group, Inc.                       1,617,375
      4,000         Investors Financial Services Corp.              344,000
     19,000         MarchFIRST, Inc. (b)                             28,500
     22,000         Omnicom Group, Inc.                           1,823,250
     46,075         Paychex, Inc.                                 2,240,396
     22,000         Robert Half International, Inc. (b)             583,000
     15,000         Sapient Corp. (b)                               179,063
     24,000         Total System Services, Inc.                     537,000
     11,600         Viad Corp.                                      266,800
      5,000         Wireless Facilities, Inc. (b)                   181,250
                                                             --------------
                                                                 19,948,442

Telecommunications 9.95%
     39,000         Alltel Corp.                                  2,435,063
     34,584         Avaya, Inc. (b)                                 356,648
    231,600         BellSouth Corp.                               9,481,124
     73,000         McLeodUSA, Inc. (b)                           1,031,125
     94,000         Nextel Communications, Inc. (b)               2,326,500
     34,000         NTL, Inc. (b)                                   813,875
    204,900         Qwest Communications International, Inc. (b)  8,400,900
    419,264         SBC Communications, Inc.                     20,019,855
    115,000         Sprint Corp. (PCS Group) (b)                  2,350,313
    333,900         Verizon Communications, Inc.                 16,736,737
    356,878         WorldCom, Inc. (b)                            5,018,597
                                                             --------------
                                                                 68,970,737


26               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Water Utilities 0.05%
     12,400         American Water Works, Inc.               $      364,250
                                                             --------------
Total Common Stocks (Cost $545,283,527)                      $  695,933,907
                                                             --------------

Total Investments (Cost $545,283,527) (a) 100.40%               695,933,907

Liabilities in excess of other assets (0.40)%                    (2,746,283)
                                                             --------------
Net Assets 100.00%                                           $  693,187,624
                                                             ==============



(a) Cost differs from value by net unrealized appreciation of securities as follows:


    Unrealized appreciation                                  $  243,328,848
    Unrealized depreciation                                     (92,678,468)
    -----------------------------------------------------------------------
    Net unrealized appreciation                              $  150,650,380

(b) Non-income producing security.

(c) On December 31, 2000, the fund owned the following restricted securities constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:

    Description                    Acquisition Date  Cost             Value
    -----------------------------------------------------------------------
    Energia Global International
     Limited,
    Series A Conv. Pfd.              March 3, 1995   $  250,000  $  308,573
    Vulcan Power Company, Class A    March 3, 1995      300,000           0


                 See Accompanying Notes to Financial Statements               27

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Emerging Growth Fund


Shares              Security Description                              Value
---------------------------------------------------------------------------
Common Stocks 95.51%

Airlines 0.81%
     93,200         Southwest Airlines Co.                   $    3,124,996

Biotechnology 5.33%
    175,900         Human Genome Sciences, Inc. (b)              12,192,069
     44,160         IDEC Pharmaceuticals Corp. (b)                8,371,080
                                                             --------------
                                                                 20,563,149

Broadcasting 6.04%
    534,860         Crown Castle International Corp.             14,474,649
     68,750         NDS Group PLC (ADR) (b)                       3,755,469
    384,160         Spectrasite Holdings, Inc. (b)                5,090,120
                                                             --------------
                                                                 23,320,238

Communications Equipment 15.52%
    138,100         Comverse Technology, Inc. (b)                15,001,112
    212,280         Extreme Networks, Inc. (b)                    8,305,455
    280,950         Powerwave Technologies, Inc. (b)             16,435,575
    307,700         Sawtek, Inc. (b)                             14,211,894
    181,750         Scientific-Atlanta, Inc.                      5,918,234
                                                             --------------
                                                                 59,872,270

Computers 10.04%
     87,030         Agile Software, Inc. (b)                      4,297,106
    386,200         Intuit, Inc. (b)                             15,230,762
    101,150         McDATA Corp. (b)                              5,537,963
    151,280         Mercury Interactive Corp. (b)                13,653,020
                                                             --------------
                                                                 38,718,851

Consumer Finance 4.68%
    274,500         Capital One Financial Corp.                  18,065,531

Electrical Equipment 3.77%
    134,630         SPX Corp. (b)                                14,565,283


Electronics 13.08%
    200,510         Chartered Semiconductor Manufacturing Ltd.    5,288,451
    312,840         Fairchild Semiconductor International,
                    Inc. (b)                                      4,516,628
    188,190         JNI Corp. (b)                                 4,269,561
    368,700         Sandisk Corp. (b)                            10,231,424
    211,500         Transwitch Corp. (b)                          8,274,938
    214,220         Waters Corp. (b)                             17,887,369
                                                             --------------
                                                                 50,468,371



28               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Energy & Utilities 4.65%
    319,790         Dynegy, Inc.                             $   17,928,227

Foods 4.36%
    261,380         Hershey Foods Corp.                          16,826,338

Health Care 7.38%
     78,400         Laboratory Corporation of America
                    Holdings (b)                                 13,798,400
    131,200         Universal Health Services, Inc. (b)          14,661,600
                                                             --------------
                                                                 28,460,000

Insurance 4.93%
     73,100         ACE Ltd.                                      3,102,181
    235,950         MGIC Investment Corp.                        15,911,878
                                                             --------------
                                                                 19,014,059

Retail 9.10%
    577,460         Bed Bath & Beyond, Inc. (b)                  12,920,668
    734,800         Limited, Inc.                                12,537,525
    349,800         Linens 'n Things, Inc. (b)                    9,663,225
                                                             --------------
                                                                 35,121,418

Services 4.09%
    347,960         Convergys Corp. (b)                          15,766,938

Telecommunications 1.73%
    398,030         Nextel Partners, Inc. (b)                     6,691,879
                                                             --------------
Total Common Stocks (Cost $372,928,010)                         368,507,548





                 See Accompanying Notes to Financial Statements               29

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal Amount   Security Description                               Value
---------------------------------------------------------------------------
Short-Term Investments 4.56%

$17,609,847        Repurchase Agreement,
                   Fifth Third Bank, Inc., 5.75%
                   dated 12/29/00 due 01/02/01,
                   collateralized by $17,925,328
                   Fannie Mae, 6.50% due 12/01/18
                   (Market Value of collateral is $17,962,925)
                   (Cost $17,609,847)                         $  17,609,847
                                                              -------------
Total Investments (Cost $390,537,857) (a) 100.07%               386,117,395


Liabilities in excess of other assets (0.07)%                      (280,092)
                                                              -------------

Net Assets 100.00%                                            $ 385,837,303
                                                              =============



(a) Cost differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation                                   $  61,598,097
    Unrealized depreciation                                     (66,018,559)
    -----------------------------------------------------------------------
    Net unrealized depreciation                               $  (4,420,462)

(b) Non-income producing security.

Abbreviations:
ADR- American Depositary Receipt



30               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Small Cap Core Growth Fund


Shares              Security Description                              Value
---------------------------------------------------------------------------
Common Stocks 98.88%

Air Freight 1.62%
      3,950         Expeditors International of Washington,
                    Inc.                                     $      212,066

Airlines 2.21%
      1,610         Atlantic Coast Airlines Holdings,
                    Inc. (b)                                         65,809
      1,380         Frontier Airlines, Inc. (b)                      42,694
      6,290         SkyWest, Inc.                                   181,352
                                                             --------------
                                                                    289,855

Banks 6.95%
     11,080         Banknorth Group, Inc.                           220,907
        690         Cathay Bancorp, Inc.                             40,710
      3,980         Cullen/Frost Bankers, Inc.                      166,413
        900         GBC Bancorp                                      34,538
      3,040         Greater Bay Bancorp                             124,640
      2,170         Southwest BanCorp of Texas (b)                   93,174
      5,260         Trustmark Corp.                                 110,460
      2,770         Westamerica BanCorp                             119,110
                                                             --------------
                                                                    909,952

Biotechnology 4.78%
      1,375         Alexion Pharmaceuticals, Inc. (b)                89,289
      1,230         Aphton Corp. (b)                                 22,140
        800         BioSphere Medical, Inc. (b)                       9,400
      1,600         Corixa Corp. (b)                                 44,600
      1,475         CV Therapeutics, Inc. (b)                       104,356
      1,300         Entremed, Inc. (b)                               22,425
      1,200         Impath, Inc. (b)                                 79,800
      1,240         Integra LifeSciences Holdings Corp. (b)          16,895
      1,910         Matritech, Inc. (b)                               7,819
      2,620         Organogenesis, Inc. (b)                          23,554
        925         Progenics Pharmaceuticals, Inc. (b)              15,956
      2,790         Regeneron Pharmaceuticals, Inc. (b)              98,391
      1,720         Transkaryotic Therapies, Inc. (b)                62,673
      1,510         Vical, Inc. (b)                                  27,935
                                                             --------------
                                                                    625,233

Broadcasting 0.28%
      2,150         Cumulus Media, Inc. (b)                           7,794
      1,110         Saga Communications, Inc. (b)                    16,511
      2,380         Spanish Broadcasting Systems, Inc. (b)           11,900
                                                             --------------
                                                                     36,205


                 See Accompanying Notes to Financial Statements               31

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Building Materials 0.07%
        610         American Woodmark Corp.                  $        9,598

Chemicals 0.05%
        280         Triple S Plastics, Inc. (b)                       6,335

Communications Equipment 7.03%
      6,170         Advanced Fibre Communications, Inc.             111,446
        900         Brooktrout, Inc. (b)                              8,522
      1,850         Carrier Access Corp. (b)                         16,650
      3,910         Copper Mountain Networks, Inc. (b)               23,093
      2,200         Digital Lightwave, Inc. (b)                      69,713
      2,230         Ditech Communications Corp. (b)                  35,819
      5,590         DMC Stratex Networks, Inc. (b)                   83,850
      4,440         Efficient Networks, Inc. (b)                     59,385
      3,560         INET Technologies, Inc. (b)                     144,179
      2,450         International Fibercom, Inc. (b)                 12,097
      1,340         Lightbridge, Inc. (b)                            17,588
      1,470         MCK Communications, Inc. (b)                     12,403
      3,790         Plantronics, Inc. (b)                           178,129
      2,960         Primus Telecommunications Group, Inc. (b)         6,845
      3,630         Somera Communications, Inc. (b)                  31,536
      1,785         Symmetricom, Inc. (b)                            17,404
      4,750         Terayon Communications Systems, Inc. (b)         19,297
      1,000         Tollgrade Communications, Inc. (b)               36,500
      1,190         Tut Systems, Inc. (b)                             9,818
      3,960         Western Multiplex Corp. (b)                      27,225
                                                             --------------
                                                                    921,499

Computers 8.37%
      2,010         Allaire Corp. (b)                                10,113
      1,170         Ansys, Inc. (b)                                  13,163
      1,160         Aremissoft Corp. (b)                             49,518
      3,307         Avocent Corp. (b)                                89,288
      1,715         Aware, Inc. (b)                                  30,441
        820         Bottomline Technologies, Inc. (b)                21,064
      1,205         Concord Communications, Inc. (b)                 10,544
      3,030         Dendrite International, Inc. (b)                 67,796
      1,630         F5 Networks, Inc. (b)                            15,485
      2,620         Filenet Corp. (b)                                71,395
      1,520         Great Plains Software, Inc. (b)                  71,535
        520         Hauppauge Digital, Inc. (b)                         780
      2,510         Hyperion Solutions Corp. (b)                     38,748
      2,920         IMRglobal Corp. (b)                              15,695
      2,920         InFocus Corp. (b)                                43,070
        935         Kronos, Inc. (b)                                 28,927
      1,370         Mapics, Inc. (b)                                  6,850
      1,715         Marimba, Inc. (b)                                 7,718
        930         MCSI, Inc. (b)                                   19,879



32               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Computers (cont'd)
        820         Media 100, Inc. (b)                      $        2,101
      1,320         Micros Systems, Inc. (b)                         24,090
      1,455         Novadigm, Inc. (b)                                9,185
      2,760         Onyx Software Corp. (b)                          30,360
      2,690         Progress Software Corp. (b)                      38,837
      5,840         Quantum Corp. (b)                                46,720
      1,320         Radisys Corp. (b)                                34,155
      2,325         Remedy Corp. (b)                                 38,508
      1,340         Smartdisk Corp. (b)                               5,193
      5,790         Symantec Corp. (b)                              193,240
      2,360         Visual Networks, Inc. (b)                         7,670
      1,740         WatchGuard Technologies, Inc. (b)                55,028
                                                             --------------
                                                                  1,097,096

Consumer Products 1.42%
      3,690         Blyth, Inc. (b)                                  89,021
      2,360         Fossil, Inc. (b)                                 34,183
      1,550         Kenneth Cole Productions, Inc. (b)               62,388
                                                             --------------
                                                                    185,592

Distribution 5.08%
      1,200         Bell Microproducts, Inc. (b)                     19,050
      2,880         Fastenal Co.                                    158,040
      1,810         Hughes Supply, Inc.                              32,471
      1,110         Nu Horizons Electronics Corp. (b)                 9,921
      5,160         Patterson Dental Co. (b)                        174,795
      3,490         Priority Healthcare Corp. (b)                   142,436
        430         Scansource, Inc. (b)                             16,770
      4,120         Tech Data Corp. (b)                             111,433
                                                             --------------
                                                                    664,916

Electrical Equipment 5.70%
      1,300         ACT Manufacturing, Inc. (b)                      20,475
      2,390         Advanced Energy Industries, Inc. (b)             53,775
        580         American Technical Ceramics Corp. (b)             5,800
        790         Bel Fuse, Inc. (b)                               26,465
      1,435         Black Box Corp. (b)                              69,328
      1,990         C&D Technologies, Inc.                           85,943
      2,560         C-Cor.net Corp. (b)                              24,880
        865         Candela Corp. (b)                                 4,541
      2,020         Electro Scientific Industries, Inc. (b)          56,560
        920         Excel Technology, Inc. (b)                       18,357
        650         Interlink Electronics, Inc. (b)                   8,247
      1,495         Littlefuse, Inc. (b)                             42,794
      3,060         Plexus Corp. (b)                                 92,995
      1,010         Spectrum Control, Inc. (b)                       10,163




                 See Accompanying Notes to Financial Statements               33

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Electrical Equipment (cont'd)
      2,520         Technitrol, Inc.                         $      103,636
      3,260         Vicor Corp. (b)                                  99,023
      2,020         Watsco, Inc.                                     23,270
                                                             --------------
                                                                    746,252

Electronics 7.04%
      3,130         Alliance Semiconductor Corp. (b)                 35,408
      2,270         Anadigics, Inc. (b)                              37,171
      2,450         Asyst Technologies, Inc. (b)                     32,922
      2,250         ATMI, Inc. (b)                                   43,875
      1,790         Cabot Microelectronics Corp. (b)                 92,968
      1,010         California Amplifier, Inc. (b)                    9,343
      1,250         Catalyst Semiconductor, Inc. (b)                  4,844
      2,110         CTS Corp.                                        76,883
      4,665         Dallas Semiconductor Corp.                      119,540
        695         Diodes, Inc. (b)                                  7,211
      1,610         Elantec Semiconductor, Inc. (b)                  44,678
        700         HI/FN, Inc. (b)                                  19,250
        660         Intest Corp. (b)                                  4,208
      1,910         JNI Corp. (b)                                    43,333
      1,580         Nanogen, Inc. (b)                                14,220
      1,620         Omnivision Technologies, Inc. (b)                 5,265
        800         Optical Communication Products, Inc.              9,000
      1,890         Pericom Semiconductor Corp. (b)                  34,965
        900         Photon Dynamics, Inc. (b)                        20,250
      2,760         Pixelworks, Inc. (b)                             61,755
      1,630         PLX Technology, Inc. (b)                         13,549
      1,530         QuickLogic Corp. (b)                             10,614
      2,590         Robotic Vision Systems, Inc. (b)                  7,123
      1,150         Rudolph Technologies, Inc. (b)                   34,716
      6,870         Silicon Storage Technology, Inc. (b)             81,151
      2,430         Varian Semiconductor Equipment
                    Associates, Inc. (b)                             57,713
                                                             --------------
                                                                    921,955

Engineering & Construction 2.28%
        800         Crossmann Communities, Inc. (b)                  16,800
        800         EmCor Group, Inc. (b)                            20,400
        900         Mobile Mini, Inc. (b)                            20,700
      1,360         NCI Building Systems, Inc. (b)                   25,585
        980         Performance Technologies, Inc. (b)               13,353
      4,385         Quanta Services, Inc. (b)                       141,142
      1,270         URS Corp. (b)                                    18,653
      1,410         Webb (Del E.) Corp. (b)                          41,243
                                                             --------------
                                                                    297,876



34               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Financial Services 1.08%
        710         Actrade International Ltd. (b)           $       15,664
        960         Intercept Group, Inc. (b)                        25,620
      2,390         Investment Technology Group, Inc.                99,782
                                                             --------------
                                                                    141,066

Foods 0.92%
      1,450         American Italian Pasta Co. (b)                   38,878
      2,500         Hain Celestial Group, Inc. (b)                   81,250
                                                             --------------
                                                                    120,128

Health Care 4.94%
      2,250         Advance Paradigm, Inc. (b)                      102,375
      1,270         Aspect Medical Systems, Inc. (b)                 10,954
        590         Corvel Corp. (b)                                 20,429
        650         ICU Medical, Inc. (b)                            19,581
      1,680         Noven Pharmaceuticals, Inc. (b)                  62,790
      3,740         Orthodontic Centers of America, Inc. (b)        116,875
      1,010         Polymedica Corp. (b)                             33,709
      1,170         Rehabcare Group, Inc. (b)                        60,109
      3,570         Renal Care Group, Inc. (b)                       97,896
      1,830         Syncor International Corp. (b)                   66,566
      2,170         Theragenics Corp. (b)                            10,850
      6,970         U.S. Oncology, Inc. (b)                          43,998
                                                             --------------
                                                                    646,132

Household Furniture & Appliances 0.91%
      2,990         Ethan Allen Interiors, Inc.                     100,165
        920         Salton, Inc. (b)                                 19,033
                                                             --------------
                                                                    119,198

Insurance 0.40%
      1,000         E.W. Blanch Holdings, Inc.                       17,438
      1,040         Triad Guaranty, Inc. (b)                         34,450
                                                             --------------
                                                                     51,888

Investment Banking & Brokerage 0.70%
      1,680         Affiliated Managers Group, Inc. (b)              92,190

Leisure Products 0.07%
        740         National R.V. Holdings, Inc. (b)                  8,556

Lodging & Hotels 0.71%
      7,280         Extended Stay America, Inc. (b)                  93,548





                 See Accompanying Notes to Financial Statements               35

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Manufacturing 2.06%
        420         Aaon, Inc. (b)                           $        7,429
      3,340         Cognex Corp. (b)                                 73,898
      1,680         Dionex Corp. (b)                                 57,960
      3,440         Donaldson Co., Inc. (b)                          95,674
      3,210         JLG Industries, Inc.                             34,106
                                                             --------------
                                                                    269,067

Office Equipment & Supplies 0.90%
      4,620         HON INDUSTRIES, Inc.                            117,810

Personal Care 0.19%
      5,240         NBTY, Inc. (b)                                   24,890

Publishing 0.59%
      1,080         Hungry Minds, Inc. (b)                            6,885
      2,410         Penton Media, Inc.                               64,769
      1,360         Source Information Management Co. (b)             5,100
                                                             --------------
                                                                     76,754

Railroads 0.08%
      1,370         RailAmerica, Inc. (b)                            10,746

Real Estate Investment & Management 0.22%
      3,860         Pinnacle Holdings, Inc. (b)                      28,467

Restaurants 2.49%
      1,910         Applebee's International, Inc.                   60,046
      2,370         The Cheesecake Factory, Inc. (b)                 90,948
      1,520         IHOP Corp. (b)                                   32,965
        780         P.F. Chang's China Bistro, Inc. (b)              24,521
      1,780         Papa John's International, Inc. (b)              39,605
      1,420         RARE Hospitality International, Inc. (b)         31,684
      2,000         Sonic Corp. (b)                                  46,625
                                                             --------------
                                                                    326,394

Retail 9.39%
      2,000         1-800-FLOWERS.COM, Inc. (b)                       8,250
      2,643         99 CENTS Only Stores (b)                         72,352
      3,550         American Eagle Outfitters, Inc. (b)             149,988
      5,550         BJ's Wholesale Club, Inc. (b)                   212,981
      1,570         The Buckle, Inc. (b)                             27,573
      1,330         Chico's FAS, Inc. (b)                            27,764
      1,960         The Children's Place Retail Stores, Inc., (b)    39,690
      1,670         Guitar Center, Inc. (b)                          18,996
      1,480         Hot Topic, Inc. (b)                              24,328




36               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Retail (cont'd)
      3,150         Insight Enterprises, Inc. (b)            $       56,503
      3,040         Linens 'n Things, Inc. (b)                       83,980
      2,750         Michaels Stores, Inc. (b)                        72,875
      3,650         Nieman Marcus Group, Inc. (b)                   129,803
      3,930         O'Reilly Automotive, Inc. (b)                   105,128
      2,410         Pacific Sunwear of California, Inc. (b)          61,756
      1,830         PC Connection, Inc. (b)                          18,986
      7,310         Pier 1 Imports, Inc.                             75,384
      1,330         School Specialty, Inc. (b)                       26,683
      2,300         Sonic Automotive, Inc. (b)                       15,813
                                                             --------------
                                                                  1,228,833

Savings & Loan Companies 1.33%
      2,290         New York Community Bancorp, Inc.                 84,158
      2,150         Richmond County Financial Corp.                  56,169
        720         UCBH Holdings, Inc.                              33,570
                                                             --------------
                                                                    173,897

Services 17.11%
      1,300         Accredo Health, Inc. (b)                         65,244
      6,810         Acxiom Corp. (b)                                265,163
      2,600         Advantage Learning Systems, Inc. (b)             87,425
      4,080         Affiliated Computer Services, Inc. (b)          247,604
      1,140         AHL Services, Inc. (b)                           11,471
      1,540         Career Education Corp. (b)                       60,253
      4,260         Catalina Marketing Corp. (b)                    165,873
      1,840         Cheap Tickets, Inc. (b)                          17,940
      4,190         Copart, Inc. (b)                                 90,084
      1,310         Corsair Communications, Inc. (b)                  9,334
      2,060         Cysive, Inc. (b)                                  8,498
        880         DSET Corp. (b)                                    1,581
      1,230         eCollege.Com, Inc.(b)                             4,997
      2,220         Education Management Corp. (b)                   79,364
        715         Eplus, Inc. (b)                                   8,133
      2,970         Express Scripts, Inc. (b)                       303,682
      1,120         Fair Issac & Co., Inc.                           57,120
      1,220         F.Y.I., Inc. (b)                                 44,988
      1,580         Forrester Research, Inc. (b)                     79,099
      1,390         Global Imaging Systems, Inc. (b)                  5,213
      1,000         Hall Kinion & Associates, Inc. (b)               20,125
      3,080         Labor Ready, Inc. (b)                            10,203
        820         Meta Group, Inc. (b)                              5,330
      1,940         NCO Group, Inc. (b)                              58,928
      1,190         NetCreations, Inc. (b)                            8,144
        740         New Horizons Worldwide, Inc. (b)                 10,268




                 See Accompanying Notes to Financial Statements               37

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Services (cont'd)
      1,750         On Assignment, Inc. (b)                  $       49,875
      1,720         Prepaid Legal Services, Inc. (b)                 43,860
      1,050         Professional Detailing, Inc. (b)                111,053
      3,660         Profit Recovery Group International,
                     Inc. (b)                                        23,333
      3,090         Regis Corp.                                      44,805
      3,990         SonicWALL, Inc. (b)                              64,838
      3,060         Tetra Tech, Inc. (b)                             97,537
      5,380         United Rentals, Inc (b)                          72,294
        640         Xeta Technologies, Inc. (b)                       6,400
                                                             --------------
                                                                  2,240,059

Specialty Printing 0.09%
        960         Consolidated Graphics, Inc. (b)                  11,460

Telecommunications 0.28%
      4,950         Turnstone Systems, Inc. (b)                      36,816

Textiles 0.30%
        560         McNaughton Apparel Group, Inc. (b)                5,950
      1,710         Quiksilver, Inc. (b)                             33,131
                                                             --------------
                                                                     39,081

Waste Management 0.48%
      1,920         Waste Connections, Inc. (b)                      63,480

Water Utilities 0.76%
      4,080         Philadelphia Suburban Corp.                      99,960
                                                             --------------

Total Common Stocks (Cost $14,464,087)                           12,944,850



38               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal Amount   Security Description                               Value
---------------------------------------------------------------------------
Short-Term Investments 1.00%
$   130,869        Repurchase Agreement
                   Fifth Third Bank, Inc., 5.75%
                   dated 12/29/00 due 01/02/01,
                   collateralized by $129,354
                   Freddie Mac, 8.50% due 06/01/08
                   (Market Value of collateral is $133,492)
                   (Cost $130,869)                           $      130,869
                                                             --------------

Total Investments (Cost $14,594,956) (a) 99.88%                  13,075,719


Other assets in excess of liabilities 0.12%                          16,021
                                                             --------------

Net Assets 100.00%                                           $   13,091,740
                                                             ==============


(a) Cost differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation                                  $    1,748,341
    Unrealized depreciation                                      (3,267,578)
    ----------------------------------------------------------------------
    Net unrealized depreciation                              $   (1,519,237)

(b) Non-income producing security.





                 See Accompanying Notes to Financial Statements               39

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Global Equity Fund


Shares              Security Description                              Value
---------------------------------------------------------------------------
Common Stocks 90.07%

Belgium 1.48%
    150,000         Fortis (Financial Services)              $    4,872,622

Brazil 1.11%
    158,400         Tele Norte Leste Participacoes SA (ADR)
                    (Telecommunications)                          3,613,500
Canada 1.95%
     50,000         Ballard Power Systems, Inc. (b)
                    (Energy & Utilities)                          3,157,813
    100,700         Nortel Networks Corp.
                    (Telecommunications)                          3,228,693
                                                             --------------
                                                                  6,386,506

Denmark 4.42%
    210,000         GN Store Nord A/S (Electronics)               3,671,732
     30,000         Novo Nordisk A/S-B (Health Care)              5,377,409
    100,000         Vestas Wind Systems A/S (Machinery)           5,408,855
                                                             --------------
                                                                 14,457,996

Finland 2.64%
    692,000         Aldata Solution Oyj (b) (Services)           4,268,417
    100,000         Nokia Corp. (ADR) (Telecommunications)        4,350,000
                                                             --------------
                                                                  8,618,417

France 2.16%
     48,750         AXA (Insurance)                               7,048,402

Germany 3.50%
     11,000         Allianz AG (Insurance)                        4,138,161
    132,000         Prosieben Sat.1 Media AG (Broadcasting)       3,903,731
     24,000         SAP AG-Vorzug (Computers)                     3,397,879
                                                             --------------
                                                                 11,439,771

Hong Kong 1.67%
  3,000,000         Li & Fung Ltd. (Retail)                       5,461,604

Ireland 1.23%
    400,001         Bank of Ireland (Banks)                       4,010,766

Italy 1.04%
  2,100,000         Parmalat Finanziaria S.p.A.
                    (Food & Beverages)                            3,400,977


40               See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
Japan 9.33%
    120,000         Fujisawa Pharmaceutical Co. Ltd.
                    (Health Care)                            $    3,971,978
        105         Net One Systems Co. Ltd. (Computers)          2,620,402
    360,000         Nippon Sheet Glass Co. (Construction)         4,394,395
     47,940         NTT DoCoMo, Inc. (Telecommunications)         8,799,348
     75,000         Shin-Etsu Chemical Co. (Chemicals)            2,889,667
     70,000         Sony Corp. (Electronics)                      4,842,381
  1,000,000         Tokyo Gas Co. Ltd. (Energy & Utilities)       2,959,719
                                                             --------------
                                                                 30,477,890

Korea 0.42%
     44,100         Korea Telecom Corp. (ADR)
                    (Telecommunications)                          1,367,100

Mexico 1.62%
     60,000         Grupo Televisa SA (b) (GDR) (Entertainment)   2,696,250
  1,300,000         Wal-Mart de Mexico (b) (Retail)               2,586,872
                                                             --------------
                                                                  5,283,122

Netherlands 5.16%
    175,000         Buhrmann N.V. (Retail)                        4,690,720
     80,000         ING Groep N.V. (Insurance)                    6,390,176
    100,000         KPNQwest NV (b) (Telecommunications)          1,915,250
    160,000         TNT Post Group NV (Services)                  3,869,556
                                                             --------------
                                                                 16,865,702

Singapore 1.08%
    240,000         Singapore Press Holdings (Publishing)         3,543,183

Spain 2.78%
    500,000         Banco Santander Central Hispano SA (Banks)    5,351,434
    225,000         Telefonica SA (b) (Telecommunications)        3,717,839
                                                             --------------
                                                                  9,069,273

Sweden 1.74%
    750,000         Nordea AB (Financial Services)                5,683,304

Switzerland 1.66%
      9,000         Zurich Financial Services AG (Insurance)      5,426,110



                 See Accompanying Notes to Financial Statements               41

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Shares              Security Description                              Value
---------------------------------------------------------------------------
United Kingdom 11.74%
    300,000         Cable & Wireless plc (Telecommunications)  $  4,042,227
  1,025,000         Centrica plc (Energy & Utilities)             3,969,497
    220,000         CGNU plc (Insurance)                          3,549,272
    130,000         Elan Corp., plc (Health Care)                 6,085,625
    204,000         GlaxoSmithKline plc (Health Care)             5,753,406
    200,000         Reuters Group plc (Services)                  3,381,967
    270,000         Royal Bank of Scotland Group plc (Banks)      6,380,623
    145,000         Vodafone Airtouch plc (b) (ADR)
                    (Telecommunications)                          5,192,813
                                                               ------------
                                                                 38,355,430

United States 33.34%
    110,000         AES Corp. (b) (Energy & Utilities)            6,091,250
     90,000         Amgen, Inc. (b) (Biotechnology)               5,754,375
     50,000         Ariba, Inc. (b) (Computers)                   2,687,500
    100,000         Bank of New York Company., Inc. (Banks)       5,518,750
     99,000         Cisco Systems, Inc. (b)
                    (Communications Equipment)                    3,786,750
    113,333         Citigroup, Inc. (Financial - Diversified)     5,787,066
     75,000         The Coca-Cola Co. (Food & Beverages)          4,570,313
     96,400         DST Systems, Inc. (b) (Financial Services)    6,458,800
     90,000         Dynegy, Inc. (Energy & Utilities)             5,045,625
    127,000         El Paso Energy Corp. (Energy & Utilities)     9,096,375
     65,000         EMC Corp. (b) (Computers)                     4,322,500
    101,250         Home Depot, Inc. (Retail)                     4,625,859
     98,000         Intel Corp. (Electronics)                     2,946,125
     50,000         JDS Uniphase Corp. (b) (Electronics)          2,084,375
    117,000         Medtronic, Inc. (Health Care)                 7,063,875
    155,000         Mellon Financial Corp. (Banks)                7,624,063
     95,000         Merck & Co., Inc. (Health Care)               8,894,375
     45,000         Microsoft Corp. (b) (Computers)               1,951,875
     60,000         Network Appliance, Inc. (b) (Computers)       3,851,250
    110,000         Qwest Communications International,
                    Inc. (b)(Telecommunications)                  4,510,000
     12,500         SDL, Inc. (b) (Electronics)                   1,852,344
     85,000         Time Warner, Inc. (Entertainment)             4,440,400
                                                               ------------
                                                                108,963,845
                                                               ------------
Total Common Stocks (Cost $296,955,906)                         294,345,520



42                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal Amount   Security Description                               Value
---------------------------------------------------------------------------
Short-Term Investments 11.00%
$35,944,706        Repurchase Agreement
                   Fifth Third Bank, Inc., 5.75%
                   dated 12/29/00 due 01/02/01,
                   collateralized by $36,457,387
                   Fannie Mae, 6.50% due 01/18/25
                   (Market Value of collateral is
                   $36,665,398)
                   (Cost $35,944,706)                        $   35,944,706
                                                             --------------
Total Investments (Cost $332,900,612) (a) 101.07%               330,290,226


Liabilities in excess of other assets (1.07)%                    (3,500,018)
                                                             --------------
Net Assets 100.00%                                           $  326,790,208




(a) Cost differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation                                  $   34,589,540
    Unrealized depreciation                                     (37,199,926)
    -----------------------------------------------------------------------
    Net unrealized depreciation                              $   (2,610,386)

(b) Non-income producing security.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt


                  See Accompanying Notes to Financial Statements              43

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

The fund's Schedule of Portfolio Investments as of December 31, 2000, was concentrated in the following industries:

                                              Percentage of Net Assets*
                                          ---------------------------------
                                                     Short Term
                                           Equity      & Other       Total
                                          --------   -----------    -------
Banks                                        8.84%                    8.84%
Biotechnology                                1.76%                    1.76%
Broadcasting                                 1.19%                    1.19%
Chemicals                                    0.88%                    0.88%
Communications Equipment                     1.16%                    1.16%
Computers                                    5.76%                    5.76%
Construction                                 1.34%                    1.34%
Electronics                                  4.71%                    4.71%
Energy & Utilities                           9.28%                    9.28%
Entertainment                                2.18%                    2.18%
Financial - Diversified                      1.77%                    1.77%
Financial Services                           5.21%                    5.21%
Food & Beverages                             2.44%                    2.44%
Health Care                                 11.37%                   11.37%
Insurance                                    8.13%                    8.13%
Machinery                                    1.66%                    1.66%
Publishing                                   1.08%                    1.08%
Retail                                       5.31%                    5.31%
Services                                     3.53%                    3.53%
Telecommunications                          12.47%                   12.47%
Cash & Other                                               9.93%      9.93%
                                          --------   -----------    -------
                                            90.07%         9.93%    100.00%

*Percentages are based on net assets of $326,790,208.


44                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens International Growth Fund

Principal                                             Maturity
Amount             Security Description        Rate   Date               Value
------------------------------------------------------------------------------
U.S. Government Agency Obligations 94.55%

Federal Home Loan Bank 94.55%
$ 482,000          Freddie Mac Discount Note
                   (Cost $481,671)             6.44%  01/05/01     $   481,746
                                                                   -----------

Total Investments (Cost $481,671) (a) 94.55%                           481,746

Other assets in excess of liabilities 5.45%                             27,767
                                                                   -----------
Net Assets 100.00%                                                 $   509,513
                                                                   ===========


(a) Cost differs from value by net unrealized appreciation of securities of $75.



                  See Accompanying Notes to Financial Statements              45

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Income Fund

Principal                                             Maturity
Amount         Security Description           Rate    Date            Value
---------------------------------------------------------------------------
Corporate Bonds 62.05%

Banks 9.40%
$   680,000    Abbey National plc              6.70%  06/29/49   $  625,369
  1,320,000    Abbey National plc              7.35   10/29/49    1,270,956
  1,000,000    Bank One Corp.                  7.88   08/01/10    1,041,702
  1,250,000    First Republic Bank of
               San Francisco                   7.75   09/15/12    1,088,414
    500,000    KeyCorp Institutional Capital   7.83   12/01/26      454,718
  1,000,000    Sovereign Bancorp, Inc.        10.50   11/15/06      985,000
    750,000    Williams Scotsman, Inc.         9.88   06/01/07      592,500
                                                                 ----------
                                                                  6,058,659

Broadcasting 9.59%
    170,901    Adelphia Communications Corp.   9.50   02/15/04      163,638
  1,000,000    Chancellor Media Corp.          8.75   06/15/07    1,024,999
    500,000    Chancellor Media Corp.          8.00   11/01/08      503,125
    500,000    Comcast Corp.                   9.63   03/15/02      514,654
    750,000    Jones Intercable, Inc.          7.63   04/15/08      772,030
    500,000    Rogers Communications, Inc.     9.13   01/15/06      505,625
  1,400,000    Time Warner, Inc.               9.13   01/15/13    1,626,557
    750,000    Turner Broadcasting Systems,
               Inc.                            8.40   02/01/24      781,041
  1,000,000    United-Pan Europe
               Communications N.V.,
               (Step bond, coupon 13.75%
               after 02/01/05)                 0.00   02/01/10      285,000
                                                                 ----------
                                                                  6,176,669

Commercial Services 1.09%
    900,000    United Rentals, Inc., Series B  9.50   06/01/08      702,000

Communications Equipment 8.93%
  1,000,000    FLAG Telecom Holdings Ltd.     11.63   03/30/10      780,000
  1,000,000    Global Crossing Holdings Ltd.   9.13   11/15/06      957,500
  1,000,000    MasTec, Inc.                    7.75   02/01/08      920,000
  1,000,000    Nextel Communications, Inc.
               (Step bond, coupon 9.75%
               after 10/31/02)                 0.00   10/31/07      740,000
    500,000    Nextel Communications, Inc.    12.00   11/01/08      525,000
  2,000,000    Qwest Communications
               International, Inc. (Step
               bond, coupon 9.47% after
               10/15/02)                       0.00   10/15/07    1,831,402
                                                                 ----------
                                                                  5,753,902


46                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal                                             Maturity
Amount         Security Description            Rate   Date            Value
---------------------------------------------------------------------------
Computers 1.41%
$ 1,000,000    Apple Computer, Inc.            6.50%  02/15/04  $   910,000

Consumer Finance 1.97%
  1,000,000    American General Finance, Inc.  7.50   08/11/10    1,048,580
    250,000    Countrywide Capital             8.00   12/15/26      219,363
                                                                -----------
                                                                  1,267,943

Financial - Diversified 6.46%
  1,000,000    Citigroup, Inc.                 7.25   10/01/10    1,030,371
    500,000    Credit Suisse First Boston (b)  7.90   05/29/49      481,671
  1,890,706    DLJ Commercial Mortgage Corp.   6.11   12/10/07    1,887,559
    750,000    First Union Lehman Brothers
               Mortgage Trust                  6.65   12/18/07      764,478
                                                                -----------
                                                                  4,164,079

Foods 1.67%
  1,155,000    Whitman Corp.                   6.38   05/01/09    1,077,459

Health Care 2.43%
     50,000    Kaiser Foundation Health Plan   9.00   11/01/01       51,075
  1,500,000    Universal Health Services, Inc. 8.75   08/15/05    1,515,403
                                                                -----------
                                                                  1,566,478

Home Building 1.52%
  1,000,000    Toll Corp.                      8.75   11/15/06      980,000


Hotels 2.18%
  1,550,000    John Q. Hammons Hotels, Inc.    8.88   02/15/04    1,402,750

Investment Banking & Brokerage 3.34%
    800,000    Lehman Brothers, Inc.           7.36   12/15/03      812,078
    700,000    Lehman Brothers, Inc.           8.05   01/15/19      722,878
    650,000    Lehman Brothers, Inc.           7.73   10/15/23      615,211
                                                                -----------
                                                                  2,150,167

Power Producers 1.51%
  1,000,000    Calpine Corp.                   8.63   08/15/10      968,497

Real Estate 4.27%
    500,000    Archstone Communities Trust     7.90   02/15/16      494,681
  1,000,000    Property Trust of America       6.88   02/15/08      983,783
  1,300,000    Weingarten Realty Investors     6.88   06/25/27    1,270,389
                                                                -----------
                                                                  2,748,853


                  See Accompanying Notes to Financial Statements              47

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal                                             Maturity
Amount         Security Description           Rate    Date            Value
---------------------------------------------------------------------------
Retail 6.28%
$   750,000    Buhrmann U.S., Inc.            12.25%  11/01/09  $   753,750
  1,000,000    Kroger Co.                      6.34   06/01/01      997,839
    690,458    Kroger Co.                      8.64   07/02/12      732,030
    600,000    Levi Strauss & Co.              6.80   11/01/03      516,000
  1,000,000    Safeway Inc.                    7.50   09/15/09    1,046,176
                                                                -----------
                                                                  4,045,795
                                                                -----------
Total Corporate Bonds (Cost $41,366,101)                         39,973,251



Shares         Security Description                                   Value
---------------------------------------------------------------------------
Convertible Preferred Stock 3.36%

Banks 0.68%
        500    First Republic Preferred Capital
               Corp. - Mandatory exchange into
               preferred shares of First Republic
               Bank under certain circumstances                 $   442,500

Commercial Services 0.23%
      7,200    United Rentals Trust, Inc. - Callable
               into common stock (c)                                148,500

Real Estate 2.45%
     10,000    Equity Office Properties Trust -
               Callable into common stock (c)                       472,500
     59,200    Felcor Lodging Trust, Inc. -
               Callable into common stock                         1,110,000
                                                                -----------
                                                                  1,582,500
                                                                -----------

Total Convertible Preferred Stock (Cost $2,505,850)               2,173,500


Preferred Stock 1.51%

Communications Equipment 1.51%
      1,000    Broadwing Communications, Inc.                       972,500
                                                               ------------
Total Preferred Stock (Cost $1,096,875)                             972,500





48                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal                                             Maturity
Amount         Security Description            Rate   Date            Value
---------------------------------------------------------------------------
U.S. Government Agency Obligations 21.89%

Federal Home Loan Mortgage Corporation 6.94%
$ 4,800,000    Freddie Mac                     5.55%  11/15/27  $ 4,472,244

Federal National Mortgage Association 12.55%
  2,700,000    Fannie Mae                      7.13   06/15/10    2,923,724
  1,768,653    Fannie Mae                      6.50   12/01/28    1,746,102
  1,437,225    Fannie Mae                      7.00   01/01/30    1,439,343
    216,207    Fannie Mae - REMIC,
               Series 1991 - 88                8.00   07/25/06      219,837
    223,728    Fannie Mae - REMIC,
               Series G92-11, Class J          7.00   04/25/21      222,835
  1,529,343    Fannie Mae - REMIC,
               Series 1992 - 98                8.00   05/25/21    1,539,580
                                                                -----------
                                                                  8,091,421

Government National Mortgage Association 2.40%
     47,610    Government National
               Mortgage Association            7.00   04/15/07       48,609
     81,158    Government National
               Mortgage Association            6.00   08/15/08       80,944
     62,195    Government National
               Mortgage Association            9.00   05/15/09       65,350
     12,240    Government National
               Mortgage Association            9.00   11/15/16       12,834
     21,132    Government National
               Mortgage Association            9.00   02/15/17       22,156
     30,710    Government National
               Mortgage Association            9.50   03/15/17       32,958
     13,920    Government National
               Mortgage Association            9.50   09/15/17       14,939
      1,545    Government National
               Mortgage Association            9.00   10/15/20        1,618
      9,268    Government National
               Mortgage Association            9.00   11/15/20        9,705
      5,001    Government National
               Mortgage Association            9.00   04/15/21        5,234
      9,634    Government National
               Mortgage Association            8.50   06/15/21        9,990
     29,699    Government National
               Mortgage Association            8.00   12/15/21       30,619
     14,616    Government National
               Mortgage Association            7.00   03/15/22       14,738



                  See Accompanying Notes to Financial Statements              49

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal                                             Maturity
Amount         Security Description            Rate   Date            Value
---------------------------------------------------------------------------
Government National Mortgage Association (cont'd)
$    68,523    Government National
               Mortgage Association            8.00%  05/15/22  $    70,622
     26,462    Government National
               Mortgage Association            8.00   09/15/22       27,273
    200,457    Government National
               Mortgage Association            7.00   10/15/22      202,136
    133,327    Government National
               Mortgage Association            7.00   06/15/23      134,404
    784,895    Government National
               Mortgage Association            6.00   03/15/29      762,504
                                                                -----------
                                                                  1,546,633
                                                                -----------
Total U.S. Government Agency Obligations (Cost $13,927,257)      14,110,298



50                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)

Principal
Amount         Security Description                                   Value
---------------------------------------------------------------------------
Short-Term Investments 10.77%
$ 6,941,175    Repurchase Agreement
               Fifth Third Bank, Inc. 5.75 %,
               dated 12/29/00 due 01/02/01,
               collateralized by $7,029,902
               Freddie Mac, 6.50% due 02/15/25
               (Market Value of collateral is $7,080,346)
               (Cost $6,941,175)                               $  6,941,175
                                                               ------------
Total Investments (Cost $65,837,258) (a) 99.58%                  64,170,724

Other assets in excess of liabilities 0.42%                         270,236
                                                               ------------

Net Assets 100.00%                                             $ 64,440,960
                                                               ============


(a) Cost differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation                                    $    790,726
    Unrealized depreciation                                      (2,457,260)
    -----------------------------------------------------------------------
    Net unrealized depreciation                                $ (1,666,534)

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Non-income producing security.




                  See Accompanying Notes to Financial Statements              51

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Money Market Fund

Principal                                             Maturity
Amount         Security Description            Rate   Date            Value
---------------------------------------------------------------------------
Commercial Paper 76.16%
$ 1,045,000    American General Finance Corp.  6.60%  02/06/01 $  1,038,103
  4,187,000    American General Finance Corp.  6.35   03/19/01    4,130,132
  2,200,000    Atlantis One Funding Corp.      6.53   01/09/01    2,196,808
  4,000,000    Atlantis One Funding Corp.      6.52   01/11/01    3,992,756
  5,487,000    BellSouth Capital Corp.         6.50   01/08/01    5,480,065
  5,000,000    Blue Ridge Asset                6.57   02/13/01    4,960,769
  1,400,000    Canadian Wheat Board            6.43   02/20/01    1,387,497
    845,000    Centric Capital Corp.           6.67   01/02/01      844,843
  4,668,000    Centric Capital Corp.           6.55   01/16/01    4,655,260
  2,000,000    Charta Corp.                    6.58   01/12/01    1,995,979
  3,052,000    Charta Corp.                    6.56   02/16/01    3,026,417
  3,580,000    The Coca-Cola Co.               6.46   01/29/01    3,561,762
  2,800,000    The Coca-Cola Co.               6.55   02/02/01    2,783,922
  1,500,000    Cooperative Association of
               Tractor Dealers                 6.58   01/10/01    1,497,533
  1,288,000    Cooperative Association of
               Tractor Dealers                 6.60   01/17/01    1,284,222
  2,119,000    Cooperative Association of
               Tractor Dealers                 6.55   02/05/01    2,105,506
    787,000    Countrywide Home Loans, Inc.    6.60   01/02/01      786,856
  3,416,000    Countrywide Home Loans, Inc.    6.67   01/03/01    3,414,734
  3,000,000    John Deere and Co.              6.55   01/09/01    2,995,633
  3,300,000    John Deere and Co.              6.58   01/10/01    3,294,572
  5,500,000    Galaxy Funding, Inc.            6.58   01/25/01    5,475,873
  1,000,000    Galaxy Funding, Inc.            6.57   01/26/01      995,438
  3,000,000    Goldman Sachs Group, Inc.       6.55   01/19/01    2,990,175
  3,000,000    Goldman Sachs Group, Inc.       6.54   02/05/01    2,980,925
  5,098,000    ING America Insurance Corp.     6.54   01/17/01    5,083,182
  6,000,000    National Rural Utilities
               Cooperative Finance Corp.       6.53   01/12/01    5,988,027
  5,000,000    Nationwide Anglia Building
               Society                         6.55   01/18/01    4,984,535
  2,577,000    Quincy Capital Corp.            6.59   01/05/01    2,575,113
  3,076,000    Quincy Capital Corp.            6.55   02/09/01    3,054,173
  2,624,000    State Street Corp.              6.50   01/22/01    2,614,051
  6,000,000    Stellar Funding Group, Inc.     6.50   02/15/01    5,951,249
  1,329,000    Sweetwater Capital              6.56   01/30/01    1,321,977
  1,476,000    Sweetwater Capital              6.49   02/07/01    1,466,155
  4,000,000    Verizon Global (Bell Atlantic
               Financial Service)              6.54   01/30/01    3,978,927
                                                               ------------
Total Commercial Paper (Cost $104,893,169)                      104,893,169



52                See Accompanying Notes to Financial Statements

Schedule of Portfolio Investments -- December 31, 2000 (unaudited)


Citizens Money Market Fund

Principal                                             Maturity
Amount         Security Description            Rate   Date            Value
---------------------------------------------------------------------------
Corporate Notes 9.44%
$ 5,000,000    American Express
               Centurian Bank, VRN (b)         6.63%  06/22/01  $ 5,000,000
  3,000,000    Banc One Corp.                  6.35   06/07/01    3,000,000
  5,000,000    Huntington National Bank,
               VRN (b)                         6.76   02/09/01    5,000,317
                                                                -----------
Total Corporate Notes (Cost $13,000,317)                         13,000,317

Certificates of Deposit 7.55%
    100,000    City National Bank of
               New Jersey                      4.74   03/19/01      100,000
  2,000,000    Deutsche Bank AG New York       6.70   02/22/01    1,999,878
    100,000    Independence Federal Savings
               Bank                            6.48   03/30/01      100,000
  3,000,000    Mercantile Safe Deposit and
               Trust                           6.94   08/21/01    3,000,000
  3,000,000    Mercantile Safe Deposit and
               Trust                           6.70   11/13/01    3,000,000
    100,000    Self Help Credit Union          6.15   12/16/01      100,000
    100,000    South Shore Bank of Chicago     6.30   12/18/01      100,000
  2,000,000    Toronto Dominion Bank           6.30   07/12/01    2,000,000
                                                               ------------
Total Certificates of Deposit (Cost $10,399,878)                 10,399,878

Corporate Bonds 3.23%
    655,000    Pelican Capital LLC, VRN (b)    6.85   01/04/01      655,000
  3,800,000    Redding Life Care LLC, VRN (b)  6.95   01/04/01    3,800,000
                                                               ------------
Total Corporate Bonds (Cost $4,455,000)                           4,455,000

Municipal Demand Notes 2.76%
    300,000    Los Angeles California
               Community Redevelopment
               Agency, VRN (b)                 6.75   01/03/01      300,000
  3,500,000    New York State Housing Finance
               Agency, VRN (b)                 6.65   01/03/01    3,500,000
                                                               ------------
Total Municipal Demand Notes (Cost $3,800,000)                    3,800,000
                                                               ------------

Total Investments (Cost $136,548,364) (a) 99.14%                136,548,364

Other assets in excess of liabilities 0.86%                       1,188,245
                                                               ------------
Net Assets 100.00%                                             $137,736,609
                                                               ============


(a) Cost and value for federal income tax purposes and financial reporting purposes are the same.

(b) Variable rate investment. The rate presented represents rate in effect at December 31, 2000. The maturity date presented reflects next rate change date.

Abbreviations:
VRN - Variable Rate Note


                  See Accompanying Notes to Financial Statements              53

Statements of Assets and Liabilities -- December 31, 2000 (unaudited)


                                                                  Citizens          Citizens
                                                               Core Growth   Emerging Growth
                                                                      Fund              Fund
                                                            --------------   ---------------
Assets
  Investments (see accompanying schedules)
    Investments at cost                                     $  545,283,527    $  372,928,010
    Repurchase agreements                                               --        17,609,847
    Net unrealized appreciation/(depreciation)                 150,650,380        (4,420,462)
                                                            --------------    --------------
  Total investments at value                                   695,933,907       386,117,395

  Cash                                                                  --                --
  Receivable for:
    Interest & dividends (net of withholding tax reclaims)         314,812            17,941
    Capital shares issued                                               --            41,071
    Investments sold                                             6,016,854         1,797,048
    Due from Investment Adviser                                         --                --
  Other Assets                                                      17,892             5,756
                                                            --------------    --------------
    Total Assets                                               702,283,465       387,979,211
                                                            --------------    --------------

Liabilities
  Due to custodian                                               6,405,968                --
  Payable for investments purchased                                715,488           529,981
  Payable for capital shares redeemed                                   --                11
  Dividends payable                                                     --                --
  Payable for investment management fees                           986,986         1,011,776
  Payable for administrative fees                                  129,774            71,351
  Payable for shareholder service fees                             277,818            39,966
  Payable for distribution expenses                                251,165           168,085
  Other accrued expenses                                           328,642           320,738
                                                            --------------    --------------
    Total Liabilities                                            9,095,841         2,141,908
                                                            --------------    --------------

Net Assets                                                  $  693,187,624    $  385,837,303
                                                            ==============    ==============

Standard Class shares
  Net assets                                                $  546,977,143    $  366,450,904
  Shares outstanding                                            22,145,385        17,999,159
  Net asset value, offering and redemption price per share  $        24.70    $        20.36
                                                            ==============    ==============
Institutional Class shares
  Net assets                                                $  145,928,972    $   18,087,458
  Shares outstanding                                             7,307,156           881,357
  Net asset value, offering and redemption price per share  $        19.97    $        20.52
                                                            ==============    ==============
Administrative Class shares
  Net assets                                                $      281,509    $    1,298,941
  Shares outstanding                                                11,344            63,510
  Net asset value, offering and redemption price per share  $        24.82    $        20.45
                                                            ==============    ==============
Net assets consist of:
  Paid-in capital                                           $  560,266,755    $  424,312,969
  Accumulated net investment income/(loss)                      (2,274,788)       (2,229,885)
  Accumulated net realized gain/(loss) on investments
    and foreign currency transactions                          (15,454,723)      (31,825,319)
  Net unrealized appreciation/(depreciation) on investments
    and foreign currencies                                     150,650,380        (4,420,462)
                                                            --------------    --------------
                                                            $  693,187,624    $  385,837,303
                                                            ==============    ==============


54               See Accompanying Notes to Financial Statements

           Statements of Assets and Liabilities -- December 31, 2000 (unaudited)


      Citizens         Citizens         Citizens        Citizens          Citizens
Small Cap Core    Global Equity    International          Income      Money Market
   Growth Fund             Fund      Growth Fund            Fund              Fund
--------------    -------------    -------------    ------------    --------------


 $  14,464,087    $ 296,955,906       $  481,671    $ 58,896,083    $  136,548,364
       130,869       35,944,706               --       6,941,175                --
    (1,519,237)      (2,610,386)              75      (1,666,534)               --
--------------    -------------       ----------    ------------    --------------
    13,075,719      330,290,226          481,746      64,170,724       136,548,364

            --          426,313           28,022              --         1,783,601

           951          229,862               --         893,210           357,555
            --          495,727               --              --                --
        73,010               --               --              --                --
            --               --            5,555              --                --
           106            4,094               --             945             2,039
--------------    -------------       ----------    ------------    --------------
    13,149,786      331,446,222          515,323      65,064,879       138,691,559
--------------    -------------       ----------    ------------    --------------

            --               --               --              --                --
            --        3,363,651               --              --                --
            --              863               --              --                --
            --               --               --         469,327           696,511
        13,499          874,141               --         102,823           123,229
         1,077           55,970               45           9,753            23,192
         1,423           19,385              458           6,012            15,496
         5,174          134,784               34          25,980                --
        36,873          207,220            5,273          10,024            96,522
--------------    -------------       ----------    ------------    --------------
        58,046        4,656,014            5,810         623,919           954,950
-------------     -------------       ----------    ------------    --------------
$   13,091,740    $ 326,790,208       $  509,513    $ 64,440,960    $  137,736,609
==============    =============       ==========    ============    ==============

$   13,091,740    $ 312,861,222       $  509,513    $ 64,440,960    $  112,386,236
     1,397,943       13,676,737           50,886       6,280,577       112,509,459
$         9.37    $       22.88       $    10.01    $      10.26    $         1.00
==============    =============       ==========    ============    ==============

                  $  12,527,997                                     $   25,350,373
                        544,717                                         25,350,373
                  $       23.00                                     $         1.00
                  =============                                     ==============

                  $   1,400,989
                         61,080
                  $       22.94
                  =============

$   14,503,071    $ 347,639,707       $  508,869    $ 66,985,454    $  137,736,609
       (56,278)      (1,644,593)             569         243,051                --



       164,184      (16,598,335)              --      (1,121,011)               --

    (1,519,237)      (2,606,571)              75      (1,666,534)               --
--------------    -------------       ----------    ------------    --------------
$   13,091,740    $ 326,790,208       $  509,513    $ 64,440,960    $  137,736,609
==============    =============       ==========    ============    ==============


                 See Accompanying Notes to Financial Statements               55

Statements of Operations -- Six Months Ending December 31, 2000
(unaudited)


                                                                  Citizens          Citizens
                                                               Core Growth   Emerging Growth
                                                                      Fund              Fund
                                                            --------------   ---------------
Investment Income

  Interest                                                  $       26,955     $   1,003,937
  Dividend (net of withholding taxes)                            2,722,641           355,330
                                                            --------------     -------------
  Total investment income                                        2,749,596         1,359,267
                                                            --------------     -------------

Expenses
 Investment management fees                                      2,092,665         2,173,196
 Administrative fees                                               422,069           219,917
 Distribution expenses                                             824,682           519,695
 Shareholder service fees                                          926,057            93,468
 Transfer agent fees                                               635,640           505,871
 Custody and accounting fees                                       131,558            88,653
 Legal fees                                                         15,267            15,267
 Registration fees                                                  72,038            66,987
 Trustees' fees and expenses                                        10,105            10,105
 Printing and postage                                               83,447            63,701
 Other expenses                                                     67,204            31,024
                                                            --------------     -------------
Total Expenses Before Reimbursements and/or Waivers              5,280,732         3,787,884
  Reimbursements and/or waivers                                   (256,348)         (198,732)
                                                            --------------     -------------

Net Expenses                                                     5,024,384         3,589,152
                                                            --------------     -------------

Net Investment Income/(Loss)                                    (2,274,788)       (2,229,885)
                                                            --------------     -------------

Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments and
  foreign currency transactions                                 (7,288,629)      (31,333,879)
  Increase/(decrease) in unrealized
  appreciation/(depreciation) on investments
  and foreign currencies                                      (167,575,170)      (61,259,329)
                                                            --------------     -------------

  Net realized and unrealized gain/(loss)
  on investments and foreign currencies                       (174,863,799)      (92,593,208)
                                                            --------------     -------------

  Net Increase/(Decrease) in Net Assets Resulting
  From Operations                                           $ (177,138,587)    $ (94,823,093)
                                                            ==============     =============


56               See Accompanying Notes to Financial Statements

                 Statements of Operations -- Six Months Ending December 31, 2000
                                                                     (unaudited)

      Citizens         Citizens         Citizens        Citizens        Citizens
Small Cap Core    Global Equity    International          Income    Money Market
   Growth Fund             Fund      Growth Fund(1)         Fund            Fund
--------------    -------------    -------------    ------------  --------------

$        6,964    $     799,896       $    823      $  2,539,052    $  4,661,337
        11,679          815,565(2)          --           199,666              --
--------------    -------------       --------      ------------    ------------
        18,643        1,615,461            823         2,738,718       4,661,337
--------------    -------------       --------      ------------    ------------

        27,956        1,833,353            144           204,949         244,065
         5,776          184,569             45            32,011          70,645
        13,978          441,247             34            78,827              --
         4,078           48,054            458            14,878          40,529
        39,263          503,838            958            58,335         125,822
        72,664          112,418            848            22,154          35,650
        13,329           15,267            916            15,267          15,447
        16,228           93,957          1,482            13,266          27,554
         9,206           10,104            649            10,105           9,930
         2,910           35,338            340            10,767          60,377
           764           32,834             79             5,645          10,687
--------------    -------------       --------      ------------    ------------
       206,152        3,310,979          5,953           466,204         640,706
      (131,231)         (50,925)        (5,699)          (24,775)         (4,312)
--------------    -------------       --------      ------------    ------------
        74,921        3,260,054            254           441,429         636,394
--------------    -------------       --------      ------------    ------------
       (56,278)      (1,644,593)           569         2,297,289       4,024,943
--------------    -------------       --------      ------------    ------------


       175,636       (4,788,355)            --          (665,461)             --


    (2,135,051)     (59,977,526)            75           957,907              --
--------------    -------------       --------      ------------    ------------

    (1,959,415)     (64,765,881)            75           292,446              --
--------------    -------------       --------      ------------    ------------

$   (2,015,693)   $ (66,410,474)      $    644      $  2,589,735    $  4,024,943
==============    =============       ========      ============    ============

(1) From the period beginning December 20, 2000 (commencement of operations) to December 31, 2000.
(2) Withholding taxes for the six-months ended December 31, 2000 were $74,441.


                 See Accompanying Notes to Financial Statements               57

Statements of Changes in Net Assets



                                  Citizens                           Citizens                              Citizens
                               Core Growth Fund                Emerging Growth Fund               Small Cap Core Growth Fund
                        ------------------------------    ------------------------------       -------------------------------
                            For the six        For the        For the six        For the         For the six    For the period
                           months ended     year ended       months ended     year ended        months ended          12/28/99(1)
                               12/31/00       06/30/00           12/31/00       06/30/00            12/31/00       to 06/30/00
                            (unaudited)                       (unaudited)                        (unaudited)

Operations
  Net investment
    income/(loss)       $   (2,274,788)  $  (4,786,285)      $ (2,229,885)  $ (2,582,003)      $     (56,278)       $      (16)
  Net realized
    gain/(loss) on
    investments and
    foreign currencies      (7,288,629)     38,733,699        (31,333,879)   102,977,961             175,636             9,682
  Net change in
    unrealized
    appreciation/
    (depreciation) on
    investments and
    foreign currencies    (167,575,170)     59,863,245        (61,259,329)    31,272,195          (2,135,051)          615,814
                        --------------   -------------       ------------   ------------       -------------        ----------
  Net increase/
   (decrease) in net
   assets resulting
   from operations        (177,138,587)     93,810,659        (94,823,093)   131,668,153          (2,015,693)          625,480
                        --------------   -------------       ------------   ------------       -------------        ----------
Dividends to
  Shareholders
    From net
      investment
      income -
      Standard                      --              --                 --             --                  --                --
    From net realized
      gains on
      investments -
      Standard             (27,429,101)    (35,305,535)       (83,036,933)   (31,299,257)            (21,119)               --
    From net
      investment
      income -
      Institutional                 --              --                 --             --                 N/A               N/A
    From net realized
      gains on
      investments -
      Institutional         (9,102,333)     (8,385,302)        (5,145,658)    (1,626,292)                N/A               N/A
    From net realized
      gains on
      investments -
      Administrative           (13,878)             --           (288,057)            --                 N/A               N/A
                        --------------   -------------       ------------   ------------       -------------        ----------
Total Dividends            (36,545,312)    (43,690,837)       (88,470,648)   (32,925,549)            (21,119)              N/A
                        --------------  -------------        ------------   ------------       -------------        ----------
Increase/(Decrease)
  in Net Assets
  Resulting from
  Capital Transactions      26,672,867     153,088,155        166,169,264    168,082,210           6,731,778       7,771,294
                        --------------   -------------       ------------   ------------       -------------      ----------
Change in Net Assets      (187,011,032)    203,207,977        (17,124,477)   266,824,814           4,694,966       8,396,774

Net Assets
  Beginning of period      880,198,656     676,990,679        402,961,780    136,136,966           8,396,774              --
                        --------------   -------------       ------------   ------------       -------------      ----------
  End of period         $  693,187,624   $ 880,198,656       $385,837,303   $402,961,780       $  13,091,740      $8,396,774
                        ==============   =============       ============   ============       =============      ==========
  Accumulated net
    investment
    income/(loss)       $   (2,274,788)             --       $ (2,229,885)            --       $     (56,278)            --
                        ==============   =============       ============   ============       =============     ==========


58               See Accompanying Notes to Financial Statements

                                             Statements of Changes in Net Assets


                                    Citizens
          Citizens                International                 Citizens                            Citizens
     Global Equity Fund            Growth Fund                 Income Fund                      Money Market Fund
-----------------------------    --------------        -----------------------------      -----------------------------
  For the six         For the    For the period         For the six          For the        For the six         For the
 months ended      year ended          12/20/00(1)     months ended       year ended       months ended      year ended
     12/31/00        06/30/00       to 12/31/00            12/31/00         06/30/00           12/31/00        06/30/00
  (unaudited)                       (unaudited)         (unaudited)                         (unaudited)

$  (1,644,593)  $  (1,737,904)        $     569        $  2,297,289     $  3,956,565      $   4,024,943   $   6,060,604

   (4,788,355)     19,837,404                --            (665,461)        (375,349)                --              --

  (59,977,526)     34,024,183                75             957,907       (1,531,511)                --              --
-------------   -------------         ---------        ------------     ------------      -------------   -------------

  (66,410,474)     52,123,683               644           2,589,735        2,049,705          4,024,943       6,060,604
-------------   -------------         ---------        ------------     ------------      -------------   -------------

           --              --                --          (2,211,001)      (3,820,773)        (3,294,750)     (4,945,844)

  (23,494,146)     (6,356,273)               --             (19,572)         (81,870)                --              --

           --              --               N/A                 N/A              N/A           (730,193)     (1,114,760)

     (982,312)       (151,385)              N/A                 N/A              N/A                 --              --

     (106,162)             --               N/A                 N/A              N/A                N/A             N/A
-------------   -------------         ---------        ------------     ------------      -------------   -------------
  (24,582,620)     (6,507,658)               --          (2,230,573)      (3,902,643)        (4,024,943)     (6,060,604)
-------------   -------------         ---------        ------------     ------------      -------------   -------------

   50,420,854     231,197,414           508,869           2,246,298          851,888          1,666,039       7,867,082
-------------   -------------         ---------        ------------     ------------      -------------   -------------
  (40,572,240)    276,813,439           509,513           2,605,460       (1,001,050)         1,666,039       7,867,082

  367,362,448      90,549,009                --          61,835,500       62,836,550        136,070,570     128,203,488
-------------   -------------         ---------        ------------     ------------      -------------   -------------
$ 326,790,208   $ 367,362,448         $ 509,513        $ 64,440,960     $ 61,835,500      $ 137,736,609   $ 136,070,570
=============   =============         =========        ============     ============      =============   =============

$  (1,644,593)             --         $     569        $    243,051     $    156,763                 --              --
=============   =============         =========        ============     ============      =============   =============


(1) Commencement of Operations.


                 See Accompanying Notes to Financial Statements               59

Financial Highlights -- December 31, 2000

                                                           Citizens Core Growth Fund
                                 ----------------------------------------------------------------------------------
                                                             Standard Class Shares
                                 ----------------------------------------------------------------------------------
                                  For the six        For the        For the        For the     For the      For the
                                 months ended     year ended     year ended     year ended  year ended   year ended
                                     12/31/00       06/30/00       06/30/99       06/30/98    06/30/97     06/30/96
                                  (unaudited)

Selected Per Share Data

Net asset value,
beginning of period                $    32.59      $   30.52      $   23.46      $   18.04   $   13.41    $   10.94
                                   ----------      ---------      ---------      ---------   ---------    ---------
  Income/(loss) from
    investment operations
    Net investment
      income/(loss)                     (0.10)         (0.22)         (0.15)         (0.07)         --         0.08
    Net realized and
      unrealized gain/
      (loss) from
      investments                       (6.49)          4.08           7.52           6.44        4.78         2.47
                                   ----------      ---------      ---------      ---------   ---------    ---------
      Total from investment
        operations                      (6.59)          3.86           7.37           6.37        4.78         2.55

    Less dividends
      from net
        investment income                  --             --             --             --       (0.06)       (0.03)
      from net
        realized gains                  (1.30)         (1.79)         (0.31)         (0.95)      (0.09)       (0.05)
                                   ----------      ---------      ---------      ---------   ---------    ---------
        Total dividends                 (1.30)         (1.79)         (0.31)         (0.95)      (0.15)       (0.08)
                                   ----------      ---------      ---------      ---------   ---------    ---------
Net asset value, end
  of period                        $    24.70      $   32.59      $   30.52      $   23.46   $   18.04    $   13.41
                                   ==========      =========      =========      =========   =========    =========
Total Return                           (20.07%)(1)     12.82%         31.58%         36.50%      35.88%       23.41%

Ratios and
Supplemental Data

  Net assets, end of
    period (thousands)             $  546,977      $ 699,399      $ 578,286      $ 341,395   $ 211,116    $ 136,980
  Ratio of expenses to
    average net assets
    net of reimbursements
    and/or waivers                       1.34%(2)       1.49%          1.58%          1.59%       1.59%        1.79%
  Ratio of expenses to
    average net
    assets prior to
    reimbursements
    and/or waivers                       1.40%(2)       1.52%          1.58%          1.59%       1.59%        1.82%
  Ratio of net investment
    income/(loss) to
    average net assets                  (0.68%)(2)     (0.75%)        (0.68%)        (0.39%)      0.02%        0.68%
  Portfolio turnover rate               16.65%         20.04%         18.04%         13.64%      18.64%        6.44%


(1) Not annualized.
(2) Annualized.


60               See Accompanying Notes to Financial Statements

                                       Financial Highlights -- December 31, 2000

                                                       Citizens Core Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Administrative
                            Institutional Class Shares(3)                                                Class Shares(4)
------------------------------------------------------------------------------------------       -----------------------------
 For the six         For the        For the        For the        For the   For the period        For the six   For the period
months ended      year ended     year ended     year ended     year ended      01/25/96 to       months ended      02/04/00 to
    12/31/00        06/30/00       06/30/99       06/30/98       06/30/97         06/30/96           12/31/00         06/30/00
 (unaudited)                                                                                      (unaudited)

   $   26.59       $   25.02      $   19.13       $  14.84       $  11.00         $  10.00           $  32.66         $  32.09
   ---------       ---------      ---------       --------       --------         --------           --------         --------

          --              --           0.01           0.11           0.08             0.08              (0.03)           (0.01)

       (5.32)           3.36           6.19           5.21           3.94             0.92              (6.51)            0.58
   ---------       ---------      ---------       --------       --------         --------           --------         --------
       (5.32)           3.36           6.20           5.32           4.02             1.00              (6.54)            0.57

          --              --             --          (0.08)         (0.09)              --                 --               --

       (1.30)          (1.79)         (0.31)         (0.95)         (0.09)              --              (1.30)              --
   ---------       ---------      ---------       --------       --------         --------           --------         --------
       (1.30)          (1.79)         (0.31)         (1.03)         (0.18)              --              (1.30)              --
   ---------       ---------      ---------       --------       --------         --------           --------         --------

   $   19.97       $   26.59      $   25.02       $  19.13       $  14.84         $  11.00           $  24.82         $  32.66
   =========       =========      =========       ========       ========         ========           ========         ========
      (19.83%)(1)      13.67%         32.62%         37.38%         36.93%           10.00%(1)         (19.88%)(1)        1.78%(1)

   $ 145,929       $ 180,779       $ 98,705       $ 31,673       $ 13,001         $  7,524           $    282         $     21

        0.68%(2)        0.74%          0.83%          0.88%          0.88%            0.98%(2)           0.94%(2)         0.99%(2)

        0.72%(2)        0.74%          0.83%          0.88%          0.88%            1.01%(2)          16.79%(2)       101.59%(2)

       (0.02%)(2)       0.00%          0.05%          0.28%          0.76%            2.37%(2)          (0.31%)(2)       (0.27%)(2)
       16.65%          20.04%         18.04%         13.64%         18.64%            6.44%             16.65%           20.04%



(3) The Citizens Core Growth Fund, Institutional Class shares commenced operations on January 25, 1996.
(4) The Citizens Core Growth Fund, Administrative Class shares commenced operations on February 4, 2000.

                 See Accompanying Notes to Financial Statements               61

Financial Highlights -- December 31, 2000


                                                       Citizens Emerging Growth Fund
                          ------------------------------------------------------------------------------------------

                                                          Standard Class Shares
                          ------------------------------------------------------------------------------------------
                           For the six         For the        For the        For the        For the          For the
                          months ended      year ended     year ended     year ended     year ended       year ended
                              12/31/00        06/30/00       06/30/99       06/30/98       06/30/97         06/30/96
                           (unaudited)

Selected Per Share Data
Net asset value,
beginning of period          $   33.48       $   21.76      $   17.55       $  14.14       $  14.87          $ 11.87
                             ---------       ---------      ---------       --------       --------          -------
  Income/(loss) from
    investment operations
    Net investment (loss)        (0.12)          (0.30)(1)      (0.19)         (0.20)         (0.16)           (0.13)
    Net realized and
    unrealized gain/
    (loss) from
    investments                  (6.93)          16.58           6.19           4.61           0.68             4.72
                             ---------       ---------      ---------       --------       --------          -------
    Total from investment
      operations                 (7.05)          16.28           6.00           4.41           0.52             4.59

  Less dividends
    from net
      investment income             --              --             --             --             --               --
    from net
      realized gains             (6.07)          (4.56)         (1.79)         (1.00)         (1.25)           (1.59)
                             ---------       ---------      ---------       --------       --------          -------
      Total dividends            (6.07)          (4.56)         (1.79)         (1.00)         (1.25)           (1.59)
                             ---------       ---------      ---------       --------       --------          -------
Net asset value, end
  of period                  $   20.36       $   33.48      $   21.76       $  17.55       $  14.14         $  14.87
                             =========       =========      =========       ========       ========         ========
Total Return                    (19.43%)(2)      82.19%         36.04%         33.05%          4.03%           42.43%

Ratios and
Supplemental Data

  Net assets, end of
    period (thousands)       $ 366,451       $ 386,670      $ 136,137       $ 87,892       $ 60,341         $ 36,409
  Ratio of expenses to
    average net assets
    net of reimbursements
    and/or waivers                1.67%(3)        1.69%          1.82%          1.96%          1.99%            2.02%
  Ratio of expenses
    to average net
    assets prior to
    reimbursements
    and/or waivers                1.74%(3)        1.75%          1.83%          1.96%          2.01%            2.34%
  Ratio of net investment
    (loss) to average
     net assets                  (1.04%)(3)      (1.09%)        (1.20%)        (1.37%)        (1.32%)          (1.64%)
  Portfolio turnover rate        50.35%         159.95%        208.49%        245.30%        228.66%          337.41%

(1) Based on average shares outstanding.
(2) Not annualized.
(3) Annualized.


62               See Accompanying Notes to Financial Statements

                                       Financial Highlights -- December 31, 2000

                                                                                    Citizens Small Cap
                       Citizens Emerging Growth Fund                                 Core Growth Fund
----------------------------------------------------------------------         ------------------------------
        Institutional                           Administrative                           Standard
       Class Shares(4)                          Class Shares(5)                       Class Shares(6)
------------------------------          ------------------------------         ------------------------------
 For the six    For the period           For the six    For the period          For the six    For the period
months ended       11/01/99 to          months ended       02/04/00 to         months ended       02/04/00 to
    12/31/00          06/30/00              12/31/00          06/30/00             12/31/00          06/30/00
 (unaudited)                             (unaudited)                            (unaudited)


    $  33.61          $  25.67              $  33.57           $ 28.70             $  11.23           $ 10.00
    --------          --------              --------           -------             --------           -------

       (0.07)            (0.11)                (0.06)            (0.10)(1)            (0.04)               --

       (6.95)            12.61                 (6.99)             4.97                (1.80)             1.23
    --------          --------              --------           -------             --------           -------
       (7.02)            12.50                 (7.05)             4.87                (1.84)             1.23

          --                --                    --                --                   --                --

       (6.07)            (4.56)                (6.07)               --                (0.02)               --
    --------          --------              --------           -------             --------           -------
       (6.07)            (4.56)                (6.07)               --                (0.02)               --
    --------          --------              --------           -------             --------           -------

    $  20.52          $  33.61              $  20.45           $ 33.57             $   9.37           $ 11.23
    ========          ========              ========           =======             ========           =======
      (19.27%)(2)        55.02%(2)            (19.37%)(2)        16.97%(2)           (16.42%)(2)        12.30%(2)

    $ 18,087          $ 16,284               $ 1,299           $     8             $ 13,092           $ 8,397

        1.26%(3)          1.24%(3)              1.55%(3)          1.55%(3)             1.34%(3)          1.49%(3)

        1.35%(3)          1.31%(3)              4.42%(3)        158.14%(3)                3.69%(3)       5.98%(3)

       (0.63%)(3)        (0.61%)(3)            (0.88%)(3)        (0.90%)(3)           (1.01%)(3)        (0.00%)(3)

       50.35%           159.95%                50.35%           159.95%               50.92%            20.16%


(4) The Citizens Emerging Growth Fund, Institutional Class shares commenced operations on November 1, 1999.
(5) The Citizens Emerging Growth Fund, Administrative Class shares commenced operations on February 4, 2000.
(6) The Citizens Small Cap Core Growth Fund, Standard Class shares commenced operations on December 28, 1999.

                 See Accompanying Notes to Financial Statements               63

Financial Highlights -- December 31, 2000


                                                           Citizens Global Equity Fund
                                 ----------------------------------------------------------------------------------
                                                             Standard Class Shares
                                 ----------------------------------------------------------------------------------
                                  For the six        For the        For the        For the     For the      For the
                                 months ended     year ended     year ended     year ended  year ended   year ended
                                     12/31/00       06/30/00       06/30/99       06/30/98    06/30/97     06/30/96
                                  (unaudited)

Selected Per Share Data

Net asset value, beginning
  of period                        $    29.99      $   20.22      $   16.95      $   14.47   $   11.89    $   10.69
                                   ----------      ---------      ---------      ---------   ---------    ---------
  Income/(loss) from
    investment operations
  Net investment
    income/(loss)                       (0.12)         (0.22)(1)      (0.12)         (0.20)      (0.07)       (0.10)
  Net realized and
    unrealized gain/
    (loss) from
    investments                         (5.08)         10.94           3.86           3.24        2.65         1.43
                                   ----------      ---------      ---------      ---------   ---------    ---------
    Total from investment
      operations                        (5.20)         10.72           3.74           3.04        2.58         1.33

  Less dividends
    from net investment
      income                               --             --             --             --          --           --
    from net realized gains             (1.91)         (0.95)         (0.47)         (0.56)         --        (0.13)
                                   ----------      ---------      ---------      ---------   ---------    ---------
      Total dividends                   (1.91)         (0.95)         (0.47)         (0.56)         --        (0.13)
                                   ----------      ---------      ---------      ---------   ---------    ---------
Net asset value, end
  of period                        $    22.88      $   29.99      $   20.22      $   16.95   $   14.47    $   11.89
                                   ==========      =========      =========      =========   =========    =========
Total Return                           (17.14%)(2)     53.27%         22.34%         21.75%      21.70%       12.52%

Ratios and
Supplemental Data

  Net assets, end of
    period (in thousands)          $  312,861      $ 354,818      $  90,549      $  49,045   $  29,573    $  15,595
  Ratio of expenses to
    average net assets
    net of reimbursements
    and/or waivers                       1.79%(3)       1.82%          1.96%          2.20%       2.10%        2.55%
  Ratio of expenses
    to average net
    assets prior to
    reimbursements
    and/or waivers                       1.81%(3)       1.83%          1.96%          2.20%       2.33%        2.72%
  Ratio of net investment
    income/(loss) to
    average net assets                  (0.91%)(3)     (0.79%)        (0.88%)        (0.76%)     (0.70%)      (1.01%)
  Portfolio turnover rate               60.87%        120.69%         64.07%         72.33%      69.34%       85.92%


(1) Based on average shares outstanding.
(2) Not annualized.
(3) Annualized.

64               See Accompanying Notes to Financial Statements

                                       Financial Highlights -- December 31, 2000



                                                                                           Citizens
                       Citizens Global Equity Fund                                International Growth Fund
----------------------------------------------------------------------         ------------------------------
        Institutional                           Administrative                             Standard
       Class Shares(4)                          Class Shares(5)                         Class Shares(6)
------------------------------          ------------------------------         ------------------------------
 For the six    For the period           For the six    For the period                  For the period
months ended       11/01/99 to          months ended       02/04/00 to                     12/20/00 to
    12/31/00          06/30/00              12/31/00          06/30/00                        12/31/00
 (unaudited)                             (unaudited)                                       (unaudited)

   $   30.08         $   23.45             $  30.02            $ 33.45                        $  10.00
   ---------         ---------             --------            -------                        --------
       (0.06)            (0.05)(1)            (0.07)             (0.06)                           0.01

       (5.11)             7.63                (5.10)             (3.37)                             --
   ---------         ---------             --------            -------                        --------

       (5.17)             7.58                (5.17)             (3.43)                           0.01

          --                --                   --                 --                              --
       (1.91)            (0.95)               (1.91)                --                              --
   ---------         ---------             --------            -------                        --------
       (1.91)            (0.95)               (1.91)                --                              --
   ---------         ---------             --------            -------                        --------

   $   23.00         $   30.08             $  22.94            $ 30.02                        $  10.01
   =========         =========             ========            =======                        ========
      (16.96%)(2)        32.55%(2)           (17.02%)(2)        (10.25%)(2)                       0.10%(2)

   $  12,528         $  12,544             $  1,401            $     1                          $  510

        1.39%(3)          1.39%(3)             1.68%(3)           1.68%(3)                        1.85%(3)

        1.44%(3)          1.43%(3)             4.19%(3)         296.20%(3)                       35.96%(3)

       (0.50%)(3)        (0.25%)(3)           (0.81%)(3)         (0.48%)(3)                       3.44%(3)
       60.87%           120.69%               60.87%            120.69%                           0.00%

(4) The Citizens Global Equity Fund, Institutional Class shares commenced operations on November 1, 1999.
(5) The Citizens Global Equity Fund, Administrative Class shares commenced operations on February 4, 2000.
(6) The Citizens International Growth Fund, Standard Class shares commenced operations on December 20, 2000.

                 See Accompanying Notes to Financial Statements               65

Financial Highlights -- December 31, 2000

                                                             Citizens Income Fund
                                 ----------------------------------------------------------------------------------
                                                             Standard Class Shares
                                 ----------------------------------------------------------------------------------
                                  For the six        For the        For the        For the     For the      For the
                                 months ended     year ended     year ended     year ended  year ended   year ended
                                     12/31/00       06/30/00       06/30/99       06/30/98    06/30/97     06/30/96
                                  (unaudited)

Selected Per Share Data

Net asset value,
  beginning of period               $   10.20      $   10.51      $   11.03      $   10.56   $   10.28    $   10.38
                                    ---------      ---------      ---------      ---------   ---------    ---------
  Income from investment
    operations
     Net investment
       income                            0.37           0.65           0.59           0.60        0.67         0.66
     Net realized and
       unrealized gain/
       (loss) from
       investments                       0.05          (0.32)         (0.50)          0.49        0.28        (0.10)
                                    ---------      ---------      ---------      ---------   ---------    ---------
     Total from investment
       operations                        0.42           0.33           0.09           1.09        0.95         0.56

  Less dividends
    from net investment
      income                            (0.36)         (0.63)         (0.59)         (0.60)      (0.67)       (0.66)
    from net realized gains                --          (0.01)         (0.02)         (0.02)         --           --
                                    ---------      ---------      ---------      ---------   ---------    ---------
      Total dividends                   (0.36)         (0.64)         (0.61)         (0.62)      (0.67)       (0.66)
                                    ---------      ---------      ---------      ---------   ---------    ---------
Net asset value, end
  of period                         $   10.26      $   10.20      $   10.51      $   11.03   $   10.56    $   10.28
                                    =========      =========      =========      =========   =========    =========
Total Return                             4.23%(1)       3.35%          0.78%         10.49%       9.57%        5.48%

Ratios and
Supplemental Data

  Net assets, end of
    period (in thousands)           $  64,441      $  61,836      $  62,837      $  51,366   $  33,230    $  32,276
  Ratio of expenses to
    average net assets
    net of reimbursements
    and/or waivers                       1.40%(2)       1.45%          1.45%          1.74%       1.41%        1.38%
  Ratio of expenses
    to average net
    assets prior to
    reimbursements
    and/or waivers                       1.48%(2)       1.47%          1.49%          1.86%       1.47%        1.48%
  Ratio of net investment
    income/(loss) to
    average net assets                   7.28%(2)       6.34%          5.50%          5.55%       6.44%        6.26%
  Portfolio turnover rate               19.06%         52.96%         44.07%         80.14%      64.56%       41.36%

(1) Not annualized.
(2) Annualized.


66               See Accompanying Notes to Financial Statements

                                       Financial Highlights -- December 31, 2000


                                                          Citizens Money Market Fund
                                 ----------------------------------------------------------------------------------
                                                             Standard Class Shares
                                 ----------------------------------------------------------------------------------
                                  For the six        For the        For the        For the     For the      For the
                                 months ended     year ended     year ended     year ended  year ended   year ended
                                     12/31/00       06/30/00       06/30/99       06/30/98    06/30/97     06/30/96
                                  (unaudited)

Selected Per Share Data

Net asset value,
  beginning of period               $    1.00      $    1.00      $    1.00      $    1.00   $    1.00    $    1.00
                                    ---------      ---------      ---------      ---------   ---------    ---------
  Income from investment
    operations
    Net investment
      income                             0.03           0.05           0.04           0.05        0.04         0.05
  Less dividends
    from net investment
      income                            (0.03)         (0.05)         (0.04)         (0.05)      (0.04)       (0.05)
                                    ---------      ---------      ---------      ---------   ---------    ---------

Net asset value,
  end of period                     $    1.00      $    1.00      $    1.00      $    1.00   $    1.00    $    1.00
                                    =========      =========      =========      =========   =========    =========
Total Return                             2.92%(1)       4.67%          4.07%          4.54%       4.30%        4.60%

Ratios and
Supplemental Data

  Net assets, end of
   period (in thousands)            $ 112,386      $ 112,700      $ 105,740      $ 103,597   $  85,179    $  78,326
  Ratio of expenses to
   average net assets
   net of reimbursements
   and/or waivers                        0.95%(2)       1.17%          1.19%          1.21%       1.25%        1.18%
  Ratio of expenses
   to average net
   assets prior to
   reimbursements
   and/or waivers                        0.96%(2)       1.18%          1.24%          1.23%       1.39%        1.21%
  Ratio of net investment
   income/(loss) to
   average net assets                    5.74%(2)       4.59%          4.00%          4.46%       4.23%        4.56%


                See Accompanying Notes to Financial Statements                67

Financial Highlights -- December 31, 2000

                                                          Citizens Money Market Fund
                                 --------------------------------------------------------------------------------------
                                                          Institutional Class Shares(1)
                                 --------------------------------------------------------------------------------------
                                  For the six        For the        For the        For the     For the   For the period
                                 months ended     year ended     year ended     year ended  year ended      02/01/96 to
                                     12/31/00       06/30/00       06/30/99       06/30/98    06/30/97         06/30/96
                                  (unaudited)

Selected Per Share Data

Net asset value,
  beginning of period               $    1.00      $    1.00      $    1.00      $    1.00   $    1.00        $    1.00
                                    ---------      ---------      ---------      ---------   ---------        ---------
  Income from investment
    operations
    Net investment
      income                             0.03           0.05           0.05           0.05        0.05             0.02
  Less dividends
    from net investment
      income                            (0.03)         (0.05)         (0.05)         (0.05)      (0.05)           (0.02)
                                    ---------      ---------      ---------      ---------   ---------        ---------

Net asset value,
  end of period                     $    1.00      $    1.00      $    1.00      $    1.00   $    1.00        $    1.00
                                    =========      =========      =========      =========   =========        =========
Total Return                             3.03%(2)       5.04%          4.58%          5.23%       5.01%            2.09%(2)

Ratios and
Supplemental Data

  Net assets, end of
   period (in thousands)            $  25,350      $  23,370      $  22,464      $  18,178   $  17,504        $  14,539
  Ratio of expenses to
   average net assets
   net of reimbursements
   and/or waivers                        0.74%(3)       0.81%          0.70%          0.56%       0.60%            0.47%(3)
  Ratio of expenses
   to average net
   assets prior to
   reimbursements
   and/or waivers                        0.75%(3)       0.82%          0.70%          0.56%       0.60%            0.47%(3)
  Ratio of net investment
   income/(loss) to
   average net assets                    5.94%(3)       4.93%          4.47%          5.11%       4.92%            5.16%(3)


(1) The Citizens Money Market Fund, Institutional Class shares commenced operations on February 1, 1996.
(2) Not annualized.
(3) Annualized.

68               See Accompanying Notes to Financial Statements

                  Notes to Financial Statements -- December 31, 2000 (unaudited)


Summary of Significant Accounting Policies

Organization

The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and the Citizens Money Market Fund (individually a "fund", collectively the "funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"). Collectively, these funds are known as the "Citizens Funds". The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

The Citizens Core Growth Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund currently offer three classes of shares: Standard Class shares, Institutional Class shares and Administrative Class shares. The Citizens Money Market Fund offers two classes of shares: Standard Class shares and Institutional Class shares. The Citizens Small Cap Core Growth Fund, Citizens International Growth Fund and Citizens Income Fund offer one class of shares:
Standard Class shares. Shares of each class are entitled to vote as a class or series to the extent required by the 1940 Act, or as provided in the funds' Declaration of Trust or as permitted by the Board of Trustees.

Investment income, realized and unrealized capital gains and losses, and the non-class-specific expenses of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Money Market Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each fund. Each class of shares differs in its respective distribution, administration, shareholder servicing and transfer agent expenses and may differ in certain other class-specific fees and expenses.

In preparing financial statements in conformity with generally accepted accounting principles in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting polices followed by the funds.

Notes to Financial Statements -- December 31, 2000 (unaudited)

Portfolio Valuation

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Fixed income investments generally are valued at the bid price for securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, as determined in good faith by or under the direction of the funds' Board of Trustees.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

The Citizens Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees will consider what steps, if any, should be taken to restore net asset value per share to $1.00.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The funds currently do not amortize premiums or accrete discounts in all cases. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase on unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect

                  Notes to Financial Statements -- December 31, 2000 (unaudited)

on the net assets of the funds. At this time, the funds have not completed its analysis of the impact of this accounting change.

Dividends to Shareholders

The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund and the Citizens International Growth Fund distribute net investment income and net capital gains, if any, to shareholders annually. The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Citizens Money Market Fund, dividends from net investment income are declared daily and paid monthly. Distributions are recorded by the funds on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

Federal Income Taxes

It is the policy of the funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded

                  Notes to Financial Statements -- December 31, 2000 (unaudited)

on the funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year-end resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements

With respect to repurchase agreements entered into by the funds, it is the funds' policy to receive collateral securities of which the value, including accrued interest is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity.

Restricted Securities

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public, if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult. Restricted securities (excluding 144A issues) held at the end of the period are shown at the end of the funds' Schedule of Portfolio Investments.

Foreign Currency Contracts

The Citizens Global Equity Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. Dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade.


Fees and Other Transactions with Affiliates

Management Fee

Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee at least once a month. The fee is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

                  Notes to Financial Statements -- December 31, 2000 (unaudited)


     Citizens Core Growth Fund                0.50%

     Citizens Emerging Growth Fund            1.00%

     Citizens Small Cap Core Growth Fund      0.50%

     Citizens Global Equity Fund              1.00%

     Citizens International Growth Fund       1.05%

     Citizens Income Fund                     0.65%

     Citizens Money Market Fund               0.35%

Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Emerging Growth Fund. Effective December 1, 2000, Seneca Capital Management LLC no longer serves as the Sub-Adviser to the Citizens Income Fund. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund and Citizens International Growth Fund. For their services, the Sub-Advisers receive fees computed daily based on an annual rate for each Fund's average daily net assets, paid by the Adviser as follows:


     Citizens Emerging Growth Fund            0.35% of the first $100 million
                                              0.25% thereafter

     Citizens Global Equity Fund              0.35% of the first $500 million
                                              0.25% thereafter

     Citizens International Growth Fund       0.40% of the first $500 million
                                              0.30% thereafter

For the fiscal year ending June 30, 2001 (until December 31, 2001 for the Citizens International Growth Fund), the Adviser has contractually agreed to waive certain fees and reimburse certain expenses to the extent that the total expenses of a share class or fund exceed the following annualized limits of each share class or fund's average net assets:


     Citizens Core Growth Fund
        Standard Class shares                 1.34%
        Institutional Class shares            0.68%
        Administrative Class shares           0.94%

Notes to Financial Statements -- December 31, 2000 (unaudited)


     Citizens Emerging Growth Fund
        Institutional Class shares            1.30%
        Administrative Class shares           1.55%

     Citizens Small Cap Core Growth Fund
        Standard Class shares                 1.34%

     Citizens Global Equity Fund
        Standard Class shares                 2.05%
        Institutional Class shares            1.39%
        Administrative Class shares           1.68%

     Citizens International Growth Fund
        Standard Class shares                 1.85%

     Citizens Income Fund
        Standard Class shares                 1.40% of the first $100 million
                                              1.25% thereafter

     Citizens Money Market Fund
        Standard Class shares                 1.50% of the first $40 million
                                              1.00% thereafter

In addition, the Adviser voluntarily waived 0.10% of its fee for the Citizens Emerging Growth Fund when the fund's monthly average net assets exceeded $100 million.

Distribution Fee

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative Class shares pursuant to which the funds reimburse the Distributor for a portion of its distribution related expenses.

Distribution fees for the six-months ended December 31, 2000, were 0.25% of average daily net assets for the Standard and Administrative Class shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and 0.25% of average daily net assets for the Standard Class shares of the Citizens Small Cap Core Growth Fund, Citizens International Growth Fund and the Citizens Income Fund. For the six-months ended December 31, 2000, the fund's paid distribution fees as follows:

Notes to Financial Statements -- December 31, 2000 (unaudited)

     Citizens Core Growth Fund
        Standard Class shares                                     $  824,432
        Administrative Class shares                                      250

     Citizens Emerging Growth Fund
        Standard Class shares                                        518,546
        Administrative Class shares                                    1,149

     Citizens Small Cap Core Growth Fund
        Standard Class shares                                         13,978

     Citizens Global Equity Fund
        Standard Class shares                                        439,996
        Administrative Class shares                                    1,251

     Citizens International Growth Fund
        Standard Class shares(1)                                          34

     Citizens Income Fund
        Standard Class shares                                         78,827


(1) For the period December 20, 2000 (commencement of operations) to December 31, 2000.

Administrative and Shareholder Service Fees

The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily and paid at least once a month and include fees based on an annual percentage of average daily net assets as follows:


     Citizens Core Growth Fund
        Standard, Institutional and           0.10%(1)
        Administrative Class shares

     Citizens Emerging Growth Fund
        Standard, Institutional and
        Administrative Class shares           0.10%

     Citizens Small Cap Core Growth Fund
        Standard Class shares                 0.10%

     Citizens Global Equity Fund
        Standard, Institutional and
        Administrative Class shares           0.10%

Notes to Financial Statements -- December 31, 2000 (unaudited)

     Citizens International Growth Fund
        Standard Class shares                 0.10%

     Citizens Income Fund
        Standard Class shares                 0.10%

     Citizens Money Market Fund
        Standard and
        Institutional Class shares            0.10%


(1) Under the terms of the administration agreement in effect through June 30, 2001, Citizens Advisers could charge up to 0.20% of average daily net assets.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Citizens Core Growth Fund, Standard Class shares. The Citizens Core Growth Fund, Standard Class shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the six-months ended December 31, 2000, a fee of 0.28% was charged. For the six-months ended December 31, 2000, the Funds paid administrative and shareholder service fees as follows:

                                             Administrative      Shareholder
                                                       Fees     Service Fees
                                             --------------     ------------
     Citizens Core Growth Fund
        Standard Class shares                    $  333,309        $ 923,362
        Institutional Class shares                   88,660              891
        Administrative Class shares                     100            1,804

     Citizens Emerging Growth Fund
        Standard Class shares                       209,204           93,277
        Institutional Class shares                   10,255              133
        Administrative Class shares                     458               58

     Citizens Small Cap Core Growth Fund
        Standard Class shares                         5,776            4,078

     Citizens Global Equity Fund
        Standard Class shares                       177,233           47,874
        Institutional Class shares                    6,836              122
        Administrative Class shares                     500               58

Notes to Financial Statements -- December 31, 2000 (unaudited)


                                             Administrative      Shareholder
                                                       Fees     Service Fees
                                             --------------     ------------
     Citizens International Growth Fund
        Standard Class shares(1)                  $      45         $    458

     Citizens Income Fund
        Standard Class shares                        32,011           14,878

     Citizens Money Market Fund
        Standard Class shares                        58,358           39,974
        Institutional Class shares                   12,287              555


(1) For the period December 20, 2000 (commencement of operations) to December 31, 2000.

Trustee Fees

Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting. In addition, all Trustees who are not "affiliated persons" comprise the Nominating Committee, which identifies and recommends new Trustees for the Trust. As a member of the Nominating Committee, each Trustee receives $1,000 for each day's attendance at a meeting of the Nominating Committee and the Chair of the Nominating Committee also receives an annual retainer of $2,500.

Transfer Agent Fees

PFPC served as Transfer Agent to the funds until December 11, 2000, at which time BISYS Fund Services Ohio, Inc. became the Transfer Agent. BISYS Fund Services Ohio, Inc. provides certain transfer agency services pursuant to certain fee arrangements. Under agreements with the transfer agents, transfer agent fees are reduced by credits for cash balances as set forth below for the six-months ended December 31, 2000:

                                                                     Transfer
                                                                Agent Credits
                                                                -------------
     Citizens Core Growth Fund
        Standard Class shares                                         $ 1,053
        Institutional Class shares                                        775
        Administrative Class shares                                         1

Notes to Financial Statements -- December 31, 2000 (unaudited)

                                                                    Transfer
                                                               Agent Credits
                                                               -------------
     Citizens Emerging Growth Fund
        Standard Class shares                                        $ 1,093
        Institutional Class shares                                         5
        Administrative Class shares                                        3

     Citizens Small Cap Core Growth Fund,
        Standard Class shares                                              4

     Citizens Global Equity Fund,
        Standard Class shares                                          4,727
        Administrative Class shares                                        3

     Citizens Income Fund,
        Standard Class shares                                            265

     Money Market Fund,
        Standard Class shares                                          1,494
        Institutional Class shares                                       134

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency and shareholder statements. Transfer agent fees borne by share class are set forth below, for the six-months ended December 31, 2000:

                                                                    Transfer
                                                                  Agent Fees
                                                                  ----------
     Citizens Core Growth Fund
        Standard Class shares                                     $  600,188
        Institutional Class shares                                    21,420
        Administrative Class shares                                   14,032

     Citizens Emerging Growth Fund
        Standard Class shares                                        480,733
        Institutional Class shares                                    11,831
        Administrative Class shares                                   13,307

     Citizens Global Equity Fund
        Standard Class shares                                        479,138
        Institutional Class shares                                    11,493
        Administrative Class shares                                   13,207

     Citizens Money Market Fund
        Standard Class shares                                        118,434
        Institutional Class shares                                     7,388

Notes to Financial Statements -- December 31, 2000 (unaudited)

Purchases and Sales of Investment Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the six-months ended December 31, 2000:

                                                 Purchases             Sales
                                          ----------------   ---------------
     Citizens Core Growth Fund              $  136,829,450    $  137,952,271

     Citizens Emerging Growth Fund             281,038,570       200,805,245

     Citizens Small Cap Core Growth Fund        12,438,275         5,546,004

     Citizens Global Equity Fund               233,410,474       201,959,207

     Citizens Income Fund                       10,330,396        12,078,522

Custody of Securities

Prior to October 1, 2000, (October 14, 2000 for the Citizens Global Equity Fund) State Street Bank served as custodian for the funds. Effective October 1, 2000, (October 14, 2000 for the Citizens Global Equity Fund) Fifth Third Bank acts as custodian for the funds. Under agreements with the custodian banks, custody fees are reduced by credits for cash balances as set forth below for the six-months ended December 31, 2000:

     Citizens Core Growth Fund                                      $  2,886

     Citizens Emerging Growth Fund                                    25,313

     Citizens Small Cap Core Growth Fund                                 440

     Citizens Global Equity Fund                                      31,750

     Citizens Income Fund                                              1,286

     Citizens Money Market Fund                                        2,684

Capital Shares

At December 31, 2000, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the funds are shown on the following pages.

Notes to Financial Statements -- December 31, 2000 (unaudited)

                                                       Citizens                               Citizens
                                                  Core Growth Fund                       Emerging Growth Fund
                                           -------------------------------         -------------------------------
                                             For the six           For the            For the six          For the
                                            months ended        year ended           months ended       year ended
                                                12/31/00          06/30/00               12/31/00         06/30/00
                                             (unaudited)                              (unaudited)

Capital Transactions
Standard Class shares
  Proceeds from shares issued              $  47,230,403    $  184,964,753         $  131,144,938   $  200,565,427
  Dividends reinvested                        26,783,523        33,953,539             80,720,746       29,801,969
  Cost of shares redeemed                    (59,398,551)     (139,478,663)           (59,380,953)     (75,026,419)
                                           -------------    --------------         --------------   --------------
Standard Class shares capital
transactions                                  14,615,375        79,439,629            152,484,731      155,340,977
                                           -------------    --------------         --------------   --------------
Institutional Class shares(2)
  Proceeds from shares issued                 39,658,990       106,069,689             12,090,823       12,987,040
  Dividends reinvested                         8,934,339         8,194,488              1,470,740            2,065
  Cost of shares redeemed                    (36,866,202)      (40,636,038)            (1,718,300)        (255,000)

Institutional Class shares capital         -------------    --------------         --------------   --------------
transactions                                  11,727,127        73,628,139             11,843,263       12,734,105
                                           -------------    --------------         --------------   --------------
Administrative Class shares(3)
  Proceeds from shares issued                    363,312            23,203              1,775,910            8,073
  Dividends reinvested                            13,867                --                288,057               --
  Cost of shares redeemed                        (46,814)           (2,816)              (222,697)            (945)

Administrative Class shares capital        -------------    --------------         --------------   --------------
transactions                                     330,365            20,387              1,841,270            7,128
                                           -------------    --------------         --------------   --------------
Change in net assets from
capital transactions                       $  26,672,867    $  153,088,155         $  166,169,264   $  168,082,210
                                           =============    ==============         ==============   ==============

Share Transactions
Standard Class shares
  Issued                                       1,538,919         5,866,041              4,152,763        6,738,377
  Reinvested                                   1,124,415         1,069,740              4,312,145        1,203,141
  Redeemed                                    (1,975,420)       (4,427,598)            (2,014,448)      (2,648,899)
                                           -------------    --------------         --------------   --------------
Change in Standard Class shares                  687,914         2,508,183              6,450,460        5,292,619
                                           -------------    --------------         --------------   --------------
Institutional Class shares(2)
  Issued                                       1,540,730         4,111,519                401,046          492,655
  Reinvested                                     463,880           317,739                 77,941               83
  Redeemed                                    (1,496,097)       (1,576,426)               (82,081)          (8,287)
                                           -------------    --------------         --------------   --------------
Change in Institutional Class shares             508,513         2,852,832                396,906          484,451
                                           -------------    --------------         --------------   --------------
Administrative Class shares(3)
  Issued                                          11,564               717                 54,929              257
  Reinvested                                         580                --                 15,314               --
  Redeemed                                        (1,430)              (87)                (6,961)             (29)
                                           -------------    --------------         --------------   --------------
Change in Administrative Class shares             10,714               630                 63,282              228
                                           -------------    --------------         --------------   --------------
Change in shares from
share transactions                             1,207,141         5,361,645              6,910,648        5,777,298
                                           =============    ==============         ==============   ==============


(1) Commencement of operations.
(2) The Citizens Emerging Growth Fund and the Citizens Global Equity Fund, Institutional Class shares commenced operations on November 1, 1999.
(3) The Citizens Core Growth Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund, Administrative Class shares commenced operations on February 4, 2000.


80               See Accompanying Notes to Financial Statements

Notes to Financial Statements -- December 31, 2000 (unaudited)

          Citizens                             Citizens                       Citizens
  Small Cap Core Growth Fund              Global Equity Fund           International Growth Fund
------------------------------      -----------------------------      -------------------------
 For the six    For the period       For the six          For the          For the period
months ended          12/28/99(1)   months ended       year ended                12/20/00(1)
    12/31/00       to 06/30/00          12/31/00         06/30/00             to 12/31/00
 (unaudited)                         (unaudited)                              (unaudited)

$  7,055,888      $  7,956,143    $  247,882,270   $  439,086,292              $  508,869
      20,997                --        22,796,152        5,856,971                      --
    (345,107)         (184,849)     (225,586,917)    (226,171,875)                     --
------------      ------------    --------------   --------------              ----------

   6,731,778         7,771,294        45,091,505      218,771,388                 508,869
------------      ------------    --------------   --------------              ----------


          --                --         3,076,123       12,425,026                      --
          --                --           766,899               --                      --
          --                --          (329,653)              --                      --


------------      ------------    --------------   --------------              ----------
          --                --         3,513,369       12,425,026                      --
------------      ------------    --------------   --------------              ----------


          --                --         1,848,787            1,000                      --
          --                --           106,163               --                      --
          --                --          (138,970)              --                      --


------------      ------------    --------------   --------------              ----------
          --                --         1,815,980            1,000                      --
------------      ------------    --------------   --------------              ----------


$  6,731,778      $  7,771,294    $   50,420,854   $  231,197,414              $  508,869
============      ============    ==============   ==============              ==========

     683,714           765,596         8,778,996       14,670,563                  50,886
       2,479                --         1,034,696          205,594                      --
     (36,087)          (17,759)       (7,966,225)      (7,524,815)                     --
------------      ------------    --------------   --------------              ----------
     650,106           747,837         1,847,467        7,351,342                  50,886
------------      ------------    --------------   --------------              ----------

          --                --           107,585          416,978                      --
          --                --            34,623               --                      --
          --                --           (14,469)              --                      --
------------      ------------    --------------   --------------              ----------
          --                --           127,739          416,978                      --
------------      ------------    --------------   --------------              ----------

          --                --            61,215               30                      --
          --                --             4,806               --                      --
          --                --            (4,971)              --                      --
------------      ------------    --------------   --------------              ----------
          --                --            61,050               30                      --
------------      ------------    --------------   --------------              ----------

     650,106           747,837         2,036,256        7,768,350                  50,886
============      ============    ==============   ==============              ==========




                 See Accompanying Notes to Financial Statements               81

Notes to Financial Statements -- December 31, 2000 (unaudited)

                                                   Citizens                                     Citizens
                                                  Income Fund                               Money Market Fund
                                          -----------------------------               -----------------------------
                                            For the six         For the                For the six          For the
                                           months ended      year ended               months ended       year ended
                                               12/31/00        06/30/00                   12/31/00         06/30/00
                                            (unaudited)                                (unaudited)
Capital Transactions

Standard Class shares
 Proceeds from shares issued              $  12,548,306   $  34,988,109              $  75,792,925   $  178,368,131
 Dividends reinvested                         1,492,815       3,275,368                  2,663,421        4,806,041
 Cost of shares redeemed                    (11,794,823)    (37,411,589)               (78,770,540)    (176,213,466)
                                          -------------   -------------              -------------   --------------
Standard Class shares capital
transactions                                  2,246,298         851,888                   (314,194)       6,960,706
                                          -------------   -------------              -------------   --------------
Institutional Class shares
 Proceeds from shares issued                         --              --                  8,860,123       11,541,512
 Dividends reinvested                                --              --                    585,936        1,102,438
 Cost of shares redeemed                             --              --                 (7,465,826)     (11,737,574)
                                          -------------   -------------              -------------   --------------
Institutional Class shares capital
transactions                                         --              --                  1,980,233          906,376
                                          -------------   -------------              -------------   --------------

Change in net assets from
capital transactions                      $   2,246,298   $     851,888              $   1,666,039   $    7,867,082
                                          =============   =============              =============   ==============

Share Transactions
Standard Class shares
  Issued                                      1,220,785       3,437,192                 75,792,925      178,368,131
  Reinvested                                    145,884         320,161                  2,663,421        4,806,041
  Redeemed                                   (1,147,790)     (3,676,412)               (78,770,540)    (176,213,466)
                                          -------------   -------------              -------------   --------------
Change in Standard Class shares                 218,879          80,941                   (314,194)       6,960,706
                                          -------------   -------------              -------------   --------------
Institutional Class shares
  Issued                                             --              --                  8,860,123       11,541,512
  Reinvested                                         --              --                    585,936        1,102,438
  Redeemed                                           --              --                 (7,465,826)     (11,737,574)
                                          -------------   -------------              -------------   --------------
Change in Institutional Class shares                 --              --                  1,980,233          906,376
                                          -------------   -------------              -------------   --------------
Change in shares from
share transactions                              218,879          80,941                  1,666,039        7,867,082
                                          =============   =============              =============   ==============


82           See Accompanying Notes to Financial Statements

Notes:

Notes:

At Citizens Funds, we are determined to do everything we can to let investors know just how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A Full Range of No-Load Mutual Funds*

Citizens Core Growth Fund
Citizens Emerging Growth Fund
Citizens Small Cap Core Growth Fund
Citizens Global Equity Fund
Citizens International Growth Fund
Citizens Income Fund
Citizens Money Market Fund

Free Exchanges Between Citizens Funds

You can move your money easily and without penalty from any one of our funds to another.

Individual Retirement Plans (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

Unparalleled Customer Service

Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 a.m. to 8 p.m. (ET) Monday--Friday at
(800) 223-7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

Intelligent Communications

Citizens Funds pioneered the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o Quarterly statements (monthly for money market shareholders)

o Shareholder newsletters

*Although Citizens Funds are no-load, certain fees and expenses do apply to a continued investment in the Funds and are described in the prospectus.

Investments in the Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, a limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

Investments in the Citizens Global Equity Fund and International Growth Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Trustees:
Sophia Collier
Pablo S. Eisenberg
Mitchell Johnson
Azie Taylor Morton, Chair
Martha S. Pope

Distributor:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Manager:
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Custodian:
Fifth Third Bank
Cincinnati, OH 45263

Transfer and
Accounting Agent:
BISYS
3435 Stelzer Road
Columbus, OH 43219

Legal Counsel:
Bingham Dana LLP
Boston, MA 02110

Independent Auditors:
PricewaterhouseCoopers, LLP
Columbus, OH 43215


                                [logo] CITIZENS
                                       FUNDS(R)

  Citizens Funds are available through such popular mutual fund supermarkets as
                 Charles Schwab's Mutual Fund OneSource(R) and
                     Fidelity Investments' FundsNetwork(R).

      This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.


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